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                 NEUBERGER & BERMAN INCOME FUNDS AND PORTFOLIOS

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED FEBRUARY 3, 1997

     Neuberger & Berman                           Neuberger & Berman
     Government Money Fund                        Ultra Short Bond Fund
     (and Neuberger & Berman                      (and Neuberger & Berman
     Government Money Portfolio)                  Ultra Short Bond Portfolio)


     Neuberger & Berman                           Neuberger & Berman
     Cash Reserves                                Limited Maturity Bond Fund
     (and Neuberger & Berman                      (and Neuberger & Berman
     Cash Reserves Portfolio)                     Limited Maturity Bond
                                                  Portfolio)


                              No-Load Mutual Funds
              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700

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         Neuberger  &  Berman  GOVERNMENT  MONEY  Fund   ("GOVERNMENT   MONEY"),
Neuberger & Berman CASH  RESERVES  ("CASH  RESERVES"),  Neuberger & Berman ULTRA
SHORT Bond Fund ("ULTRA SHORT"), and Neuberger & Berman LIMITED MATURITY Bond Fund ("LIMITED Maturity") (each a "Fund") are no-load mutual funds that offer shares pursuant to a Prospectus dated February 3, 1997. The Funds invest all of their net investable assets in Neuberger & Berman GOVERNMENT MONEY Portfolio, Neuberger & Berman CASH RESERVES Portfolio, Neuberger & Berman ULTRA SHORT Bond Portfolio, and Neuberger & Berman LIMITED MATURITY Bond Portfolio (each a "Portfolio"), respectively.

         The Funds' Prospectus, which is also the prospectus for certain municipal funds administered by Neuberger & Berman Management Incorporated ("N&B Management"), provides basic information that an investor should know before investing. A copy of the Prospectus may be obtained, without charge, from N&B Management, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling 800-877-9700.

         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

                                TABLE OF CONTENTS
                                -----------------


INVESTMENT INFORMATION....................................................... 1
     Investment Policies and Limitations......................................1
     Rating Agencies..........................................................5
     Overview of Each Fund....................................................6
     Additional Investment Information........................................8
     Risks of Fixed Income Securities........................................28

PERFORMANCE INFORMATION......................................................28
     Yield Calculations......................................................28
     Tax Equivalent Yield - State and Local Taxes............................29
     Total Return Computations...............................................30
     Comparative Information.................................................31
     Other Performance Information...........................................32

CERTAIN RISK CONSIDERATIONS..................................................33

TRUSTEES AND OFFICERS........................................................34

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES............................40
     Investment Manager and Administrator....................................40
     Sub-Adviser.............................................................42
     Investment Companies Managed............................................43
     Management and Control of N&B Management................................45

DISTRIBUTION ARRANGEMENTS....................................................46

ADDITIONAL PURCHASE INFORMATION..............................................47
     Automatic Investing and Dollar Cost Averaging...........................47

ADDITIONAL EXCHANGE INFORMATION..............................................47

ADDITIONAL REDEMPTION INFORMATION............................................50
     Suspension of Redemptions...............................................50
     Redemptions in Kind.....................................................51

DIVIDENDS AND OTHER DISTRIBUTIONS............................................51

ADDITIONAL TAX INFORMATION...................................................52
     Taxation of the Funds...................................................52
     Taxation of the Portfolios..............................................53
     Taxation of the Funds' Shareholders.....................................56

VALUATION OF PORTFOLIO SECURITIES............................................57

PORTFOLIO TRANSACTIONS.......................................................57
     Portfolio Turnover......................................................59

REPORTS TO SHAREHOLDERS......................................................59

ORGANIZATION.................................................................59

CUSTODIAN AND TRANSFER AGENT.................................................59

INDEPENDENT AUDITORS.........................................................59

LEGAL COUNSEL................................................................59

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................60

REGISTRATION STATEMENT.......................................................60

FINANCIAL STATEMENTS.........................................................61

Appendix A --
     RATINGS OF SECURITIES..................................................A-1

Appendix B --
     THE ART OF INVESTMENT:
          A CONVERSATION WITH ROY NEUBERGER.................................B-1

                             INVESTMENT INFORMATION

          Each Fund is a separate series of Neuberger & Berman Income Funds ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Each Fund seeks its investment objective by investing all of its net investable assets in a Portfolio of Income Managers Trust ("Managers Trust") that has an investment objective identical to, and a name similar to, that of the Fund. Each Portfolio, in turn, invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. (The Trust and Managers Trust, which is an open-end management investment company managed by N&B Management, are together referred to below as the "Trusts.")

          The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of each Fund and Portfolio. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund and Portfolio are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of Managers Trust ("Portfolio Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund or a Portfolio may not be changed without the approval of the lesser of (1) 67% of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding Fund or Portfolio shares are represented or (2) a majority of the outstanding shares of the Fund or Portfolio. These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote." Whenever a Fund is called upon to vote on a change in a fundamental investment policy or limitation of its corresponding Portfolio, the Fund casts its votes thereon in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

INVESTMENT POLICIES AND LIMITATIONS

          Each Fund has the following fundamental investment policy, to enable it to invest in its corresponding Portfolio:

     Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

          All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of each Fund are identical to those of its corresponding Portfolio. Therefore, although the following discusses the investment policies and limitations of the Portfolios, it applies equally to their corresponding Funds.

          For purposes of the investment limitation on concentration in a particular industry, N&B Management determines the "issuer" of a municipal obligation that is not a general obligation note or bond based on the obligation's characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under Neuberger & Berman LIMITED MATURITY Bond Portfolio's or Neuberger & Berman CASH RESERVES Portfolio's quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets a Portfolio's quality restrictions without credit support, the Portfolio treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the only issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee. Also for purposes of the investment limitation on concentration in a particular industry, both mortgage-backed and asset-backed securities are grouped together as a single industry.

          Except for the limitation on borrowing and the limitation on ownership of portfolio securities by officers and trustees, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Portfolio.

          The fundamental investment policies and limitations of Neuberger & Berman GOVERNMENT MONEY Portfolio are as follows:

          1. BORROWING. The Portfolio may not borrow money, except from banks for temporary or emergency purposes and not for leveraging or investment, in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Portfolio's total assets, it will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

          2. COMMODITIES AND REAL ESTATE. The Portfolio may not purchase or sell commodities, commodity contracts, foreign exchange, or real estate, including interests in real estate investment trusts and real estate mortgage loans, except securities issued by the Government National Mortgage Association ("GNMA").

          3. LENDING. The Portfolio may not make loans. The acquisition of a portion of an issue of publicly distributed bonds, debentures, notes, and other securities as permitted by Managers Trust's Declaration of Trust shall not be deemed to be the making of loans.

          4. SENIOR SECURITIES. The Portfolio may not issue senior securities, except as permitted under the 1940 Act.

          5. UNDERWRITING. The Portfolio may not underwrite securities of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

          6. SHORT SALES AND PUTS, CALLS, STRADDLES, OR Spreads. The Portfolio may not effect short sales of securities or write or purchase any puts, calls, straddles, spreads, or any combination thereof.

          The non-fundamental investment policies and limitations of Neuberger & Berman GOVERNMENT MONEY Portfolio are as follows:

          1. BORROWING. The Portfolio may not purchase securities if outstanding borrowings exceed 5% of its total assets.

          2. MARGIN TRANSACTIONS. The Portfolio may not purchase securities on margin from brokers or other lenders, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions.

          3. INDUSTRY CONCENTRATION. The Portfolio may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to (i) purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government and Agency Securities") or (ii) investments in certificates of deposit ("CDs") or banker's acceptances issued by domestic branches of U.S. banks.

          The fundamental investment policies and limitations of Neuberger & Berman CASH RESERVES Portfolio, Neuberger & Berman ULTRA SHORT Bond Portfolio, and Neuberger & Berman LIMITED MATURITY Bond Portfolio are as follows:

          1. BORROWING. No Portfolio may borrow money, except that a Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Portfolio's total assets, that Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

          2. COMMODITIES. Neuberger & Berman ULTRA SHORT Bond Portfolio and Neuberger & Berman LIMITED MATURITY Bond Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. Neuberger & Berman CASH RESERVES Portfolio may not purchase commodities or contracts thereon, but this restriction shall not prohibit the Portfolio from purchasing the securities of issuers that own interests in any of the foregoing.

          3. DIVERSIFICATION. No Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than U.S. Government and Agency Securities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

          4. INDUSTRY CONCENTRATION. No Portfolio may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to (i) purchases of U.S. Government and Agency Securities, or (ii) investments by Neuberger & Berman CASH RESERVES Portfolio or Neuberger & Berman ULTRA SHORT Bond Portfolio in CDs or banker's acceptances issued by domestic branches of U.S. banks.

          5. LENDING. No Portfolio may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

          6. REAL ESTATE. No Portfolio may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

          7. SENIOR SECURITIES. No Portfolio may issue senior securities, except as permitted under the 1940 Act.

          8. UNDERWRITING. No Portfolio may underwrite securities of other issuers, except to the extent that a Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

          The non-fundamental investment policies and limitations of Neuberger & Berman CASH RESERVES Portfolio, Neuberger & Berman ULTRA SHORT Bond Portfolio, and Neuberger & Berman LIMITED MATURITY Bond Portfolio are as follows:

          1. INVESTMENTS IN ANY ONE ISSUER. Neuberger & Berman CASH RESERVES Portfolio and Neuberger & Berman ULTRA Short Bond Portfolio may not purchase the securities of any one issuer (other than U.S. Government and Agency Securities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer.

          2. ILLIQUID SECURITIES. No Portfolio may purchase any security if, as a result, more than 15% of its net assets (10% in the case of Neuberger & Berman CASH RESERVES Portfolio) would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

          3. BORROWING. No Portfolio may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

          4. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, no Portfolio may make any loans other than securities loans.

          5. MARGIN TRANSACTIONS. No Portfolio may purchase securities on margin from brokers or other lenders, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. For Neuberger & Berman ULTRA SHORT Bond Portfolio and Neuberger & Berman LIMITED MATURITY Bond Portfolio, margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

RATING AGENCIES

          As discussed in the Prospectus, the Portfolios may purchase securities rated by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Portfolios may rely on the ratings of any NRSRO, the Portfolios mainly refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

OVERVIEW OF EACH FUND

          N&B Management offers a group of taxable mutual funds designed with varying degrees of risk and return based on the duration and/or maturity of each Portfolio. Duration measures a bond's exposure to interest rate risk. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. In general, the longer you extend a bond's duration, the greater its potential return and exposure to interest rate fluctuations.

          For example, GOVERNMENT MONEY and CASH RESERVES are money market funds with average portfolio maturity of up to 90 days. This is followed by ULTRA SHORT which offers investors the prospect of higher returns than money market funds in exchange for a moderate incremental increase in risk. This Fund can invest in a portfolio of bonds with a maximum average duration of two years. Rounding out the group is LIMITED MATURITY which seeks a higher income but can experience more price fluctuation. Its Portfolio of bonds has a maximum average duration of four years. A more detailed discussion of each Fund follows. In all cases, these Funds pursue attractive current income with low risk to principal and vary according to their investment guidelines. These guidelines include maturity or duration, type of bonds, and the credit quality of these bonds.

MONEY MARKET FUNDS

NEUBERGER & BERMAN GOVERNMENT MONEY FUND

          GOVERNMENT MONEY is oriented to investors who seek maximum liquidity with virtually no credit risk. It is managed to maintain a constant one dollar net asset value. Through its corresponding Portfolio, the Fund invests exclusively in securities issued or guaranteed by the United States Government. The income earned by investors in U.S. Treasury issues is generally free of state taxation. Thus, this Fund will have particular appeal to investors who live in states that levy a tax on interest income and who are looking for a temporary investment vehicle.

NEUBERGER & BERMAN CASH RESERVES

          CASH RESERVES is oriented to investors who seek a high degree of liquidity while investing in Government and corporate money market instruments. The Fund is invested to maintain a constant one dollar net asset value. Through its corresponding Portfolio, the Fund invests only in securities that enjoy one of the two highest credit ratings or unrated securities deemed equivalent by N&B Management.

BOND FUNDS

          Our bond funds are managed on the basis of a strategy of investment in fixed income sectors we believe are attractively priced, and the selection of the most attractively priced issues in those sectors based on their perceived risk and returns. We also manage the duration of the portfolios. Sector investments include corporate bonds, mortgage-backed securities, asset backed securities, CMOs (Collateralized Mortgages Obligations), Treasuries and Government agencies.

NEUBERGER & BERMAN ULTRA SHORT BOND FUND

          ULTRA SHORT is oriented to investors who seek attractive current income with minimal risk to principal and liquidity.

          Through its Portfolio, the Fund invests in a broad array of investment grade fixed income sectors in order to increase the yield of the Portfolio. Within each bond sector we seek out securities that offer superior yield to alternative investments while not compromising our credit quality standards. This is a total return fund so that the investor's return will include earned income on the underlying bonds, plus or minus changes in their principal values. Therefore, the duration of the Fund is also actively managed in response to the trend of interest rates. The Portfolio is limited to a maximum duration of two years, which, combined with its moderately conservative portfolio of securities, is intended to result in only limited fluctuation in principal value.

NEUBERGER & BERMAN LIMITED MATURITY BOND FUND

          LIMITED MATURITY is appropriate for investors who seek to participate in the returns of the bond market, but wish to avoid significant fluctuations in principal value. In order to achieve its investment goal through its Portfolio, this Fund has the flexibility to invest across the full range of bond sectors (corporate, mortgage-backed securities, etc.) and may invest a limited portion of its assets in foreign securities denominated in foreign currencies as well as lower-rated "high yield" issues.

          The investment strategy of this Fund is based upon the demonstrated ability of short and intermediate duration portfolios to deliver virtually all of the income of riskier long-term maturity portfolios. Thus, this Fund limits its maximum average duration to four years. However, in order to improve total return, it invests across a broad range of fixed income sectors and within each sector seeks out securities that have a higher yield than counterpart issues that we believe have a similar credit risk. It may opportunistically invest in foreign issues when they offer higher yield than U.S. issues. In addition, it may invest up to 10% of its net assets in "high yield" issues when these issues offer the prospect of higher total return to the Portfolio. It is the manager's belief that the combination of broad sector diversification, active security selection and flexible maturity and duration management can offer investors the prospect of total returns that will approximate the bond market as a whole, with only moderate fluctuation in principal value.

ADDITIONAL INVESTMENT INFORMATION

          Some or all of the Portfolios, as indicated below, may make the following investments, among others, although they may not buy all of the types of securities or use all of the investment techniques that are described.

          U.S. GOVERNMENT AND AGENCY SECURITIES (ALL Portfolios). U.S. Government and Agency Securities are direct obligations of the U.S. Government or its agencies and instrumentalities, such as GNMA, Fannie Mae, Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association ("SLMA"), and Tennessee Valley Authority. Many agency securities are not backed by the full faith and credit of the United States.

          INFLATION-INDEXED SECURITIES (NEUBERGER & BERMAN ULTRA SHORT BOND AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIOS). The Portfolios may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because each Fund must pay substantially all of its income to investors to avoid payment of an excise tax, a Portfolio may have to dispose of other investments to obtain the cash necessary to distribute the gain on inflation-indexed securities.

          REPURCHASE AGREEMENTS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). In a repurchase agreement, a Portfolio purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities; no Portfolio may enter into such a repurchase agreement if, as a result, more than 15% (10% in the case of Neuberger & Berman CASH RESERVES Portfolio) of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Portfolio may enter into a repurchase agreement only if
(1) the underlying securities are of the type (excluding maturity and duration limitations) that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by its custodian or a bank acting as the Portfolio's agent.

          SECURITIES LOANS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). In order to realize income, each of these Portfolios may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by N&B Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Portfolio by depositing collateral in a form determined to be satisfactory by the Portfolio Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. N&B Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

          RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY Portfolio). The Portfolios may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio's illiquidity. N&B Management, acting under guidelines established by the Portfolio Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that are freely tradable in their principal markets are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

          Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Portfolio's 15% (10% in the case of Neuberger & Berman CASH RESERVES Portfolio) limit on investments in illiquid securities. Restricted securities for which no market exists are priced by a method that the Portfolio Trustees believe accurately reflects fair value.

          COMMERCIAL PAPER (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, N&B Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Portfolio Trustees.

          REVERSE REPURCHASE AGREEMENTS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). In a reverse repurchase agreement, a Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of each Portfolio's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Portfolio will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to each Portfolio's obligations under the agreement. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio. None of the Portfolios currently expects to enter into reverse repurchase agreements or borrow money.

          BANKING AND SAVINGS INSTITUTION SECURITIES (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY Portfolio). The Portfolios may invest in banking and savings institution obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Portfolios invest typically are not covered by deposit insurance.

          A Portfolio may invest in securities issued by a commercial bank or savings institution only if (1) the bank or institution has total assets of at least $1,000,000,000, (2) the bank or institution is on N&B Management's approved list, (3) in the case of a U.S. bank or institution, its deposits are insured by the Federal Deposit Insurance Corporation, and (4) in the case of a foreign bank or institution, the securities are, in N&B Management's opinion, of an investment quality comparable with other debt securities that may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks that meet the foregoing requirements.

          VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

          The Adjustable Rate Securities in which the Portfolios invest frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Portfolios' quality standards. Accordingly, in purchasing these securities, each Portfolio relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Portfolio may not invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, each Portfolio, except for Neuberger & Berman CASH RESERVES Portfolio and Neuberger & Berman GOVERNMENT MONEY Portfolio, excludes securities that do not rely on the credit instrument or insurance for their rating, i.e., stand on their own credit.

          A Portfolio can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Portfolio to sell the security to the issuer or third party at a specified price. A Portfolio may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

          In calculating its dollar-weighted average maturity and duration, each Portfolio is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, N&B Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

          MORTGAGE-BACKED SECURITIES (ALL PORTFOLIOS). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and FHLMC), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers.

          Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Portfolio may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Portfolios use an approach that N&B Management believes is reasonable in light of all relevant circumstances.

          Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

          Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back mortgage pass-through and mortgage-collateralized investments. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. N&B Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Portfolio's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements.

          A Portfolio may buy mortgage-backed securities without insurance or guarantees, if N&B Management determines that the securities meet the Portfolio's quality standards. A Portfolio may not purchase mortgage-backed securities that, in N&B Management's opinion, are illiquid if, as a result, more than 15% (10% in the case of Neuberger & Berman CASH RESERVES Portfolio) of the Portfolio's net assets would be invested in illiquid securities. Neuberger & Berman GOVERNMENT MONEY Portfolio may invest in U.S. Government mortgage-backed securities only if they are backed by the full faith and credit of the United States. N&B Management will, consistent with the Portfolios' investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

          ASSET-BACKED SECURITIES (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). The Portfolios may purchase asset-backed securities, including commercial paper. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

          Certificates for Automobile ReceivablesSM ("CARSSM") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

          Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

          Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

          U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY Portfolio). The Portfolios may invest in U.S. dollar-denominated debt securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. These investments are subject to each Portfolio's quality, maturity, and duration standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.

          FOREIGN CURRENCY DENOMINATED FOREIGN SECURITIES (NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). The Portfolio may invest in debt or other income-producing securities (of issuers in countries whose governments are considered stable by N&B Management) that are denominated in or indexed to foreign currencies, including (1) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and (3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (1) adverse changes in foreign exchange rates, (2) nationalization, expropriation, or confiscatory taxation, and (3) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes, including taxes withheld from those payments.

          Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

          Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Portfolio due to subsequent declines in value of the securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

           Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

          In order to limit the risks inherent in investing in foreign currency denominated securities, the Portfolio may not purchase any such security if, as a result, more than 25% of its net assets (taken at market value) would be invested in foreign currency denominated securities. Within that limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.

          DOLLAR ROLLS (NEUBERGER & BERMAN ULTRA SHORT BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND Portfolio). In a "dollar roll," a Portfolio sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. A "covered roll" is a specific type of dollar roll in which the Portfolio holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. Dollar rolls are considered borrowings for purposes of the Portfolios' investment policies and limitations concerning borrowings. There is a risk that the contra-party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

          WHEN-ISSUED TRANSACTIONS (NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO, NEUBERGER & BERMAN CASH RESERVES PORTFOLIO, NEUBERGER & BERMAN ULTRA SHORT BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). The Portfolios may purchase securities (including mortgage-backed securities such as GNMA, Fannie Mae, and FHLMC certificates) on a when-issued basis. These transactions involve a commitment by a Portfolio to purchase securities that will be issued at a future date (ordinarily within two months, although the Portfolio may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

          When-issued transactions enable a Portfolio to "lock in" what N&B Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, a Portfolio might purchase a security on a when-issued basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.

          The value of securities purchased on a when-issued basis and any subsequent fluctuations in their value are reflected in the computation of a Portfolio's net asset value ("NAV") starting on the date of the agreement to purchase the securities. Because the Portfolio has not yet paid for the securities, this produces an effect similar to leverage. The Portfolio does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

          A Portfolio will purchase securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it has been entered into. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize capital gains or losses in connection with these transactions.

          When a Portfolio purchases securities on a when-issued basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. This procedure is designed to ensure that the Portfolio maintains sufficient assets at all times to cover its obligations under when-issued purchases.

          FUTURES CONTRACTS AND OPTIONS THEREON (NEUBERGER & BERMAN ULTRA SHORT BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). The Portfolios may purchase and sell interest rate and bond index futures contracts and options thereon, and Neuberger & Berman LIMITED MATURITY Bond Portfolio may purchase and sell foreign currency futures contracts (with interest rate and bond index futures contracts, "Futures" or "Futures Contracts") and options thereon. The Portfolios engage in interest rate and bond index Futures and options transactions in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates; Neuberger & Berman LIMITED MATURITY Bond Portfolio engages in foreign currency Futures and options transactions in an attempt to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of Futures permits a Portfolio to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Portfolios do not engage in transactions in Futures or options thereon for speculation. The Portfolios view investment in (1) interest rate and bond index Futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency Futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Portfolios.

          A "sale" of a Futures Contract (or a "short" Futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a Futures Contract (or a "long" Futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain Futures, including bond index Futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

          U.S. Futures (except certain currency Futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

          Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month.

          "Margin" with respect to Futures is the amount of assets that must be deposited by a Portfolio with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Portfolio's Futures positions. The margin deposit made by a Portfolio when it enters into a Futures Contract ("initial margin") is intended to assure its performance of the contract. If the price of the Futures Contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Portfolio will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Portfolio. In computing its daily NAV, each Portfolio marks to market the value of its open Futures positions. A Portfolio also must make margin deposits with respect to options on Futures that it has written. If the futures commission merchant holding the deposit goes bankrupt, the Portfolio could suffer a delay in recovering its funds and could ultimately suffer a loss.

          An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.

          Although each Portfolio believes that the use of Futures Contracts will benefit it, if N&B Management's judgment about the general direction of the markets is incorrect, a Portfolio's overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of Futures and of the securities and currencies being hedged can be only approximate. Decisions regarding whether, when, and how to hedge involve skill and judgment. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate or currency exchange rate trends, or lack of correlation between the futures markets and the securities markets. Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

          Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting investors to substantial losses. If this were to happen with respect to a position held by a Portfolio, it could (depending on the size of the position) have an adverse impact on the NAV of the Portfolio.

          PUT AND CALL OPTIONS (NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). The Portfolio may write and purchase put and call options on securities. Generally, the purpose of writing and purchasing these options is to reduce the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and its corresponding Fund's NAVs. The Portfolio may also write covered call options to earn premium income. Portfolio securities on which call and put options may be written and purchased by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.

          The Portfolio will receive a premium for writing a put option, which obligates the Portfolio to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. The Portfolio may be obligated to purchase the underlying security at more than its current value.

          When the Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Portfolio would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

          When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the option. The Portfolio writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying a call option at less than the market price, thereby giving up any additional gain on the security.

          When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Portfolio would purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

          The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do), but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at a price which may be higher than the current market price of the security. If a call or put option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, in the case of a call option, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.

          The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

          Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and a counter-party, with no clearing organization guarantee. Thus, when the Portfolio sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing transaction" with the dealer to whom (or from whom) the Portfolio originally sold (or purchased) the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless the Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Portfolio may be unable to liquidate its options position and the associated cover. N&B Management monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options transactions, and limits the Portfolio's counter-parties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.

          The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

          The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Portfolio's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

          Closing transactions are effected in order to realize a profit on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both. If the Portfolio desires to sell a security on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Portfolio will be able to effect closing transactions at favorable prices. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

          The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Portfolio; however, the Portfolio could be in a less advantageous position than if it had not written the call option.

          The Portfolio pays brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

          FORWARD  FOREIGN  CURRENCY  CONTRACTS   (NEUBERGER  &  BERMAN  LIMITED
MATURITY BOND PORTFOLIO). The Portfolio may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). The Portfolio enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Portfolio does not engage in transactions in Forward Contracts for speculation; it views investments in Forward Contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by it. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Portfolio that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

          N&B Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a Forward Contract to sell that foreign currency or a proxy-hedge involving a Forward Contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated and which is available on more advantageous terms. However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if N&B Management is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Portfolio uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid.

          OPTIONS ON FOREIGN CURRENCIES (NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). The Portfolio may write and purchase covered call and put options on foreign currencies. The Portfolio would engage in such transactions to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The risks of currency options are similar to the risks of other options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

          REGULATORY LIMITATIONS ON USING FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES AND FOREIGN CURRENCIES, AND FORWARD CONTRACTS (COLLECTIVELY, "HEDGING INSTRUMENTS") (NEUBERGER & BERMAN ULTRA SHORT BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). To the extent a Portfolio sells or purchases Futures Contracts and/or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets. In addition, Neuberger & Berman LIMITED MATURITY Bond Portfolio does not currently intend to purchase a put option if, as a result, more than 5% of its total assets would be invested in put options.

          COVER FOR HEDGING INSTRUMENTS (NEUBERGER & BERMAN ULTRA SHORT BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). Each Portfolio will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. A Portfolio may be unable promptly to dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Portfolio.

          GENERAL RISKS OF HEDGING INSTRUMENTS (NEUBERGER & BERMAN ULTRA SHORT BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Portfolio and changes in the prices of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instruments are different from those needed to select a Portfolio's securities; (4) the fact that, although use of Hedging Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Hedging Instruments. N&B Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of a Portfolio's underlying securities or currency. N&B Management intends to reduce the risk that a Portfolio will be unable to close out Hedging Instruments by entering into such transactions only if N&B Management believes there will be an active and liquid secondary market. There can be no assurance that a Portfolio's use of Hedging Instruments will be successful.

          A Portfolio's use of Hedging Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if its corresponding Fund is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information -- Taxation of Portfolios."

          INDEXED SECURITIES (NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). The Portfolio may invest in securities whose value is linked to interest rates, commodities, foreign currencies, indices, or other financial indicators ("indexed securities"). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

          ZERO COUPON SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

          The discount on zero coupon securities ("original issue discount") must be taken into income ratably by each such Portfolio prior to the receipt of any actual payments. Because its corresponding Fund must distribute substantially all of its net income (including its share of the Portfolio's accrued original issue discount) to its shareholders each year for income and excise tax purposes, each such Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its corresponding Fund's distribution requirements. See "Additional Tax Information."

          The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

          MUNICIPAL OBLIGATIONS (NEUBERGER & BERMAN CASH RESERVES PORTFOLIO, NEUBERGER & BERMAN ULTRA SHORT BOND PORTFOLIO, AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). Neuberger & Berman LIMITED MATURITY Bond Portfolio may invest up to 5% of its net assets in municipal obligations, which are securities issued by or on behalf of states (as used herein, including the District of Columbia), territories, and possessions of the United States and their political subdivisions, agencies, and instrumentalities. Neuberger & Berman CASH RESERVES Portfolio may invest in municipal obligations that otherwise meet its criteria for quality and maturity; Neuberger & Berman ULTRA SHORT Bond Portfolio may also invest in municipal obligations. Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include industrial development and private activity bonds which are issued by or on behalf of public authorities, but are not backed by the credit of any governmental or public authority. "Anticipation notes" are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

          The value of municipal obligations is dependent on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds). As with other fixed income securities, an increase in interest rates generally will reduce the value of a Portfolio's investments in municipal obligations, whereas a decline in interest rates generally will increase that value. Efforts are underway that may result in a restructuring of the federal income tax system. Any of these factors could affect the value of municipal securities.

RISKS OF FIXED INCOME SECURITIES

          Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

          Subsequent to its purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, with respect to the non-money market Portfolios, N&B Management will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities that are below investment grade will not exceed 5% of its net assets (10% in the case of Neuberger & Berman LIMITED MATURITY Bond Portfolio). With respect to the money market Portfolios, N&B Management will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7 under the 1940 Act.

                             PERFORMANCE INFORMATION

          Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of each Fund will vary. The share prices of ULTRA SHORT and LIMITED MATURITY will vary, and an investment in either of these Funds, when redeemed, may be worth more or less than an investor's original cost.

YIELD CALCULATIONS

          GOVERNMENT MONEY AND CASH RESERVES. Each of these Funds may advertise its "current yield" and "effective yield" in the financial press and other publications. A Fund's CURRENT YIELD is based on the return for a recent seven-day period and is computed by determining the net change (excluding capital changes) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period. The result is a "base period return," which is then annualized -- that is, the amount of income generated during the seven-day period is assumed to be generated each week over a 52-week period -- and shown as an annual percentage of the investment.

          The EFFECTIVE YIELD of these Funds is calculated similarly, but the base period return is assumed to be reinvested. The assumed reinvestment is calculated by adding 1 to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

     Effective Yield = [(Base Period Return + 1)365/7] - 1.

          For the seven calendar days ended October 31, 1996, the current yields of GOVERNMENT MONEY and CASH RESERVES were 4.62% and 4.84%, respectively. For the same period, the effective yields were 4.73% and 4.96%, respectively.

          ULTRA SHORT AND LIMITED MATURITY. Each of these Funds may advertise its "yield" based on a 30-day (or one month) period. This YIELD is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment.

          The annualized yields for LIMITED MATURITY and ULTRA SHORT for the 30-day period ended October 31, 1996, were 6.24% and 5.45%, respectively.

TAX EQUIVALENT YIELD - STATE AND LOCAL TAXES

          GOVERNMENT MONEY. Substantially all of the dividends paid by GOVERNMENT MONEY represent income received on direct obligations of the U.S. Government and, as a result, are not subject to income tax in most states and localities. From time to time, this Fund may advertise a "tax equivalent yield" for one or more of those states or localities that reflects the taxable yield that an investor subject to the highest marginal rate of state or local income tax would have had to receive in order to realize the same level of after-tax yield produced by an investment in the Fund. TAX EQUIVALENT YIELD is calculated according to the following formula:

          Tax Equivalent Yield  =   Y1  +  Y2
                                   ----
                                   1-MR

where Y1 equals that portion of the Fund's current or effective yield that is not subject to state or local income tax, Y2 equals that portion of the Fund's current or effective yield that is subject to that tax, and MR equals the highest marginal tax rate of the state or locality for which the tax equivalent yield is being calculated.

          The calculation of tax equivalent yield can be illustrated by the following example. If the current yield for a 7-day period was 5%, and during that period 100% of the income was attributable to interest on direct obligations of the U.S. Government and, therefore, was not subject to income taxation in most states and localities, a taxpayer residing in New York (and subject to that state's highest marginal 1997 tax rate of 7.35%) would have to have received a taxable current yield of 5.40% in order to equal the 5% after-tax yield. Moreover, if that taxpayer also were subject to income taxation by New York City at a marginal 1997 rate of 4.46%, the taxpayer would have to have received a taxable current yield of 5.67% to equal the 5% after-tax yield.

          The use of a 5% yield in this example is for illustrative purposes only and is not indicative of the Fund's future performance. Of course, all dividends paid by GOVERNMENT MONEY are subject to federal income taxation at applicable rates.

TOTAL RETURN COMPUTATIONS

          LIMITED MATURITY and ULTRA SHORT may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                           P(1+T)n = ERV

Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

          For the one-, five-, and ten-year periods ended October 31, 1996, the average annual total returns for LIMITED MATURITY and its predecessor were +5.44%, +5.72%, and +6.82%, respectively. If an investor had invested $10,000 in that predecessor's shares on June 9, 1986, and had reinvested all capital gain distributions and income dividends, the NAV of that investor's holdings would have been $20,173 on October 31, 1996.

          For the one- and five-year periods ended October 31, 1996, and for the period from November 7, 1986 (commencement of operations) through October 31, 1996, the average annual total returns for ULTRA SHORT and its predecessor were +5.23%, +4.27%, and +5.83%, respectively. If an investor had invested $10,000 in that predecessor's shares on November 7, 1986, and had reinvested all capital gain distributions and income dividends, the NAV of that investor's holdings would have been $17,611 on October 31, 1996.

          N&B Management reimbursed the Funds and their predecessors for certain expenses during the periods mentioned above, which has the effect of increasing yield and total return. Of course, past performance cannot guarantee future results.

COMPARATIVE INFORMATION

          From time to time each Fund's performance may be compared with:

     (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, IBC/Donoghue's Money Market Fund Report, Investment Company Data Inc., Morningstar Inc., Micropal Incorporated and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

     (2) recognized bond, stock, and other indices such as the Shearson Lehman Bond Index, the Standard & Poor's "500" Composite Stock Price Index ("S&P 500 Index"), Dow Jones Industrial Average ("DJIA"), S&P/BARRA Index, Russell Index, and various other domestic, international, and global indices and changes in the U.S. Department of Labor Consumer Price Index. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Portfolio may invest in different types of securities from those included in some of the above indices.

          Each Fund's performance also may be compared from time to time with the following specific indices and other measures of performance:

     GOVERNMENT  MONEY'S  and  CASH  RESERVES'   performance  may  be  compared,
     respectively, with IBC/Donoghue's Government Money Market Funds average and Taxable General Purpose Money Market Funds average.

     ULTRA SHORT'S performance may be compared with the Merrill Lynch 2-year Treasury Index and the Salomon Brothers 6-month and 1-year Treasury Bill Indices, as well as the performance of Treasury Securities and the Lipper Short Investment Grade Debt Funds category.

     LIMITED MATURITY'S performance may be compared with the Merrill Lynch 1-3 year Treasury Index and the Lehman Brothers Intermediate Government/Corporate Bond Index, as well as the performance of Treasury Securities, corporate bonds, and the Lipper Short Investment Grade Debt Funds category.

          In addition, each Fund's performance may be compared at times with that of various bank instruments (including bank money market accounts and CDs of varying maturities) as reported in publications such as The Bank Rate Monitor. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of certain of its competitors. Of course, past performance is not a guarantee of future results. Unlike an investment in a Fund, bank CDs pay a fixed rate of interest for a stated period of time and are insured up to $100,000.

          Evaluations of the Funds' performance, their yield/ total returns and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Funds may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

OTHER PERFORMANCE INFORMATION

          From time to time, information about a Portfolio's portfolio allocation and holdings as of a particular date may be included in
Advertisements for its corresponding Fund. This information may include the Portfolio's portfolio diversification by asset type. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

          Information (including charts and illustrations) showing the effects of compounding interest may be included in Advertisements from time to time. Compounding is the process of earning interest on principal plus interest that was earned earlier. Interest can be compounded at different intervals, such as annually, semi-annually, quarterly, monthly, or daily. For example, $1,000 compounded annually at 9% will grow to $1,090 at the end of the first year (an increase of $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9% will grow to $2,367 at the end of ten years and $5,604 at the end of twenty years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. All these examples are for illustrative purposes only and are not indicative of any Fund's performance.

          Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

          Information (including charts and illustrations) showing the total return performance for government funds, 6-month CDs and money market funds may be included in Advertisements from time to time.

          Information   regarding   the  effects  of  automatic   investing  and
systematic withdrawal plans, investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.

          From time to time the investment philosophy of N&B Management's founder, Roy R. Neuberger, may be included in the Funds' Advertisements. This philosophy is described in further detail in "The Art of Investment: A Conversation with Roy Neuberger," attached as Appendix B to this SAI.

                           CERTAIN RISK CONSIDERATIONS

          A Fund's investment in its corresponding Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if a large investor in a Portfolio (other than a Fund) redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

          Although each Portfolio seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Portfolio will achieve its investment objective.

                              TRUSTEES AND OFFICERS

          The following table sets forth information concerning the trustees and officers of the Trusts, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds and their corresponding portfolios administered or managed by N&B Management and Neuberger & Berman.

                              Positions
Name, Address                 Held With
AND AGE(1)                    THE TRUSTS     PRINCIPAL OCCUPATION(S)(2)
-----------                   -----------    -----------------------
John Cannon (67)              Trustee of     President, AMA Investment Advisers,
CDC Associates, Inc.          each Trust     Inc.     (registered     investment
620 Sentry Parkway                           adviser) (1976 - 1991); Senior Vice
Suite 220                                    President AMA Investment  Advisers,
Blue Bell, PA  19422                         Inc.  (1991 - 1993);  President  of
                                             AMA   Family   Funds    (investment
                                             companies) (1976 - 1991);  Chairman
                                             and Chief Investment Officer of CDC
                                             Associates,     Inc.    (registered
                                             investment    adviser)    (1993   -
                                             present).

Stanley Egener* (62)          Chairman of    Principal  of  Neuberger  & Berman;
                              the Board,     President   and   Director  of  N&B
                              Chief          Management;  Chairman of the Board,
                              Executive      Chief Executive Officer and Trustee
                              Officer, and   of eight  other  mutual  funds  for
                              Trustee of     which   N&B   Management   acts  as
                              each Trust     investment        manager        or
                                             administrator.

Theodore P. Giuliano* (44)    President and  Principal  of  Neuberger  & Berman;
                              Trustee of     Vice  President and Director of N&B
                              each Trust     Management;  President  and Trustee
                                             of one other  mutual fund for which
                                             N&B     Management      acts     as
                                             administrator.

Barry Hirsch (63)             Trustee of     Senior Vice  President,  Secretary,
Loews Corporation             each Trust     and   General   Counsel   of  Loews
667 Madison Avenue                           Corporation  (diversified financial
8th Floor                                    corporation).
New York, NY 10021

Robert A. Kavesh (69)         Trustee of     Professor of Finance and  Economics
110 Bleecker Street           each Trust     at Stern  School of  Business,  New
Apt. 24B                                     York  University;  Director  of Del
New York, NY 10012                           Laboratories,  Inc. and Greater New
                                             York Mutual Insurance Co.

William E. Rulon (64)         Trustee of     Retired.  Senior Vice  President of
Foodmaker, Inc.               each Trust     Foodmaker,   Inc.   (operator   and
1761 Hotel Circle South                      franchiser  of  restaurants)  until
San Diego, CA 92108                          January    1997;    Secretary    of
                                             Foodmaker, Inc. until July 1996.

Candace L. Straight (49)      Trustee of     Private   investor  and  consultant
518 E. Passaic Avenue         each Trust     specializing   in   the   insurance
Bloomfield, NJ 07003                         industry;   Principal   of  Head  &
                                             Company,   LLC  (limited  liability
                                             company    providing     investment
                                             banking and consulting  services to
                                             the insurance industry) until March
                                             1996;    President    of    Integon
                                             Corporation,   (marketer   of  life
                                             insurance,  annuities, and property
                                             and casualty insurance), 1990-1992;
                                             Director  of Drake  Holdings  (U.K.
                                             motor insurer)until June 1996.

Daniel J. Sullivan (57)       Vice           Senior   Vice   President   of  N&B
                              President of   Management    since   1992;   prior
                              each Trust     thereto,   Vice  President  of  N&B
                                             Management; Vice President of eight
                                             other  mutual  funds  for which N&B
                                             Management   acts   as   investment
                                             manager or administrator.

Michael J. Weiner (49)        Vice           Senior   Vice   President   of  N&B
                              President and  Management since 1992; Treasurer of
                              Principal      N&B  Management  from 1992 to 1996;
                              Financial      prior  thereto,  Vice President and
                              Officer of     Treasurer  of  N&B  Management  and
                              each Trust     Treasurer  of certain  mutual funds
                                             for which N&B  Management  acted as
                                             investment adviser;  Vice President
                                             and Principal  Financial Officer of
                                             eight other  mutual funds for which
                                             N&B  Management  acts as investment
                                             manager or administrator.

Claudia A. Brandon (40)       Secretary of   Vice  President of N&B  Management;
                              each Trust     Secretary  of  eight  other  mutual
                                             funds for which N&B Management acts
                                             as     investment     manager    or
                                             administrator.

Richard Russell (50)          Treasurer      Vice  President  of N&B  Management
                              and            since    1993;    prior    thereto,
                              Principal      Assistant  Vice  President  of  N&B
                              Accounting     Management; Treasurer and Principal
                              Officer of     Accounting  Officer of eight  other
                              each Trust     mutual    funds   for   which   N&B
                                             Management   acts   as   investment
                                             manager or administrator.

Stacy Cooper-Shugrue (33)     Assistant      Assistant  Vice  President  of  N&B
                              Secretary of   Management    since   1993;   prior
                              each Trust     thereto,     employee     of    N&B
                                             Management;  Assistant Secretary of
                                             eight other  mutual funds for which
                                             N&B  Management  acts as investment
                                             manager or administrator.

C. Carl Randolph (59)         Assistant      Principal  of  Neuberger  &  Berman
                              Secretary of   since 1992; prior thereto, employee
                              each Trust     of  Neuberger  & Berman;  Assistant
                                             Secretary  of  eight  other  mutual
                                             funds for which N&B Management acts
                                             as     investment     manager    or
                                             administrator.

Barbara DiGiorgio (38)        Assistant      Assistant  Vice  President  of  N&B
                              Treasurer of   Management    since   1993;   prior
                              each Trust     thereto,     employee     of    N&B
                                             Management;  Assistant Treasurer of
                                             eight other  mutual funds for which
                                             N&B  Management  acts as investment
                                             manager or administrator.

Celeste Wischerth (36)        Assistant      Assistant  Vice  President  of  N&B
                              Treasurer of   Management    since   1994;   prior
                              each Trust     thereto,     employee     of    N&B
                                             Management;  Assistant Treasurer of
                                             eight other  mutual funds for which
                                             N&B  Management  acts as investment
                                             manager or administrator.

--------------------

(1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, NY 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" of each Trust within the meaning of the 1940 Act. Messrs. Egener and Giuliano are interested persons by virtue of the fact that they are officers and directors of N&B Management and principals of Neuberger & Berman.

         The Trust's Trust Instrument and Managers Trust's Declaration of Trust provide that each such Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, or by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

          For the fiscal year ended October 31, 1996, each Fund and Portfolio paid and accrued the following fees and expenses to Fund and Portfolio Trustees who were not affiliated with N&B Management or Neuberger & Berman: Neuberger & Berman GOVERNMENT MONEY Fund and Portfolio - $43,965; Neuberger & Berman CASH RESERVES and CASH RESERVES Portfolio - $68,889; Neuberger & Berman ULTRA SHORT Bond Fund and Portfolio - $21,175; and Neuberger & Berman LIMITED MATURITY Bond and Portfolio - $45,557.

          The following table sets forth information concerning the compensation of the trustees and officers of the Trust. None of the Neuberger & Berman Funds(R) has any retirement plan for its trustees or officers.


                              TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 10/31/96


                                                      Total  Compensation  from
                                   Aggregate          Trusts  in the  Neuberger
Name and Position                 Compensation        &  Berman  Fund   Complex
With The Trust                   from the Trust             Paid To Trustees
-----------------                --------------       -------------------------

John Cannon                       $14,758                   $31,000
Trustee                                                     (2 other investment
                                                            companies)

Charles DeCarlo                   $17,222                   $35,000
Trustee (retired 12/96)                                     (2 other investment
                                                            companies)

Stanley Egener                    $ 0                       $ 0
Chairman  of  the  Board,                                   (9 other investment
Chief Executive  Officer,                                   companies)
and Trustee

Theodore P. Giuliano              $ 0                       $ 0
President and Trustee                                       (2 other investment
                                                            companies)

Barry Hirsch                      $17,468                   $35,500
Trustee                                                     (2 other investment
                                                            companies)

Robert A. Kavesh                  $14,758                   $31,000
Trustee                                                     (2 other investment
                                                            companies)

Harold R. Logan                   $15,005                   $30,500
Trustee (retired 12/96)                                     (2 other investment
                                                            companies)

William E. Rulon                  $15,005                   $30,500
Trustee                                                     (2 other investment
                                                            companies)

Candace L. Straight               $14,758                   $30,500
Trustee                                                     (2 other investment
                                                            companies)

          At January 14, 1997, the trustees and officers of the Trust and Managers Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR

          Because all of the Funds' net investable assets are invested in their corresponding Portfolios, the Funds do not need an investment manager. N&B Management serves as the Portfolios' investment manager pursuant to a management agreement with Managers Trust, on behalf of the Portfolios, dated as of July 2, 1993 ("Management Agreement"). The Management Agreement was approved by the holders of the interests in all the Portfolios on July 2, 1993.

          The Management Agreement provides, in substance, that N&B Management will make and implement investment decisions for the Portfolios in its discretion and will continuously develop an investment program for the Portfolios' assets. The Management Agreement permits N&B Management to effect securities transactions on behalf of each Portfolio through associated persons of N&B Management. The Management Agreement also specifically permits N&B Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolios, although N&B Management has no current plans to pay a material amount of such compensation.

          N&B Management provides to each Portfolio, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. N&B Management pays all salaries, expenses, and fees of the officers, trustees, and employees of Managers Trust who are officers, directors, or employees of N&B Management. Two officers and directors of N&B Management (who also are principals of Neuberger & Berman) presently serve as trustees and officers of the Trusts. See "Trustees and Officers." Each Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets, as described in the Prospectus.

          N&B Management provides similar facilities, services, and personnel to each Fund pursuant to an administration agreement with the Trust, dated May 1, 1995 ("Administration Agreement"). For such administrative services, each Fund pays N&B Management a fee based on the Fund's average daily net assets, as described in the Prospectus.

          Under the Administration Agreement, N&B Management also provides to each Fund and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent. N&B Management provides the direct shareholder services specified in the Administration Agreement, assists the shareholder servicing agent in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities, solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

          From time to time, N&B Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

          Each Fund accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal years ended October 31, 1996, 1995, and 1994:

                              1996               1995                1994
                              ----               ----                ----
GOVERNMENT MONEY            $1,476,738        $1,521,937         $1,105,665
CASH RESERVES               $2,425,550        $1,738,424         $1,448,365
ULTRA SHORT                 $  491,399        $  459,038         $  532,340
LIMITED MATURITY            $1,480,085        $1,522,574         $1,655,333


          As noted in the Prospectus under "Management and Administration -- Expenses," N&B Management has voluntarily undertaken to reimburse each Fund other than GOVERNMENT MONEY for its Operating Expenses (including fees under the Administration Agreement) and the Fund's pro rata share of the corresponding Portfolio's Operating Expenses (including fees under the Management Agreement) that exceed, in the aggregate, 0.65% per annum (0.70% per annum for LIMITED MATURITY) of the Fund's average daily net assets. Operating Expenses exclude interest, taxes, brokerage commissions, and extraordinary expenses. N&B Management can terminate each undertaking by giving the Fund at least 60 days' prior written notice. For the fiscal years ended October 31, 1996, 1995, and 1994, N&B Management reimbursed the Funds the following amounts of expenses: (1) CASH RESERVES $90,855, $109,113, and $171,012, respectively, (2) ULTRA SHORT $177,129, $196,865, and $222,161, respectively, and (3) LIMITED MATURITY $16,575, $32,042, and $77,866, respectively.

          Prior to May 1, 1995, the shareholder services described above were provided pursuant to a separate agreement between the Trust and N&B Management. As compensation for these services, each Fund paid N&B Management a monthly fee calculated at the annual rate of 0.02% of the average daily net assets of the Fund. Before February 1, 1994, the monthly fee under the shareholder service agreement then in effect was calculated at an annual rate of $6.00 per shareholder account. For these services, each Fund paid and accrued the following amounts for the period from November 1, 1994 to April 30, 1995 and the fiscal year ended October 31, 1994:

                              November 1, 1994
                              To April 30, 1995      1994
                              -----------------      ----

GOVERNMENT MONEY               $25,750             $39,595
CASH RESERVES                  $31,746             $55,583
ULTRA SHORT                    $ 9,038             $21,515
LIMITED MATURITY               $29,447             $55,399


          The Management Agreement continues with respect to each Portfolio for a period of two years after the date the Portfolio became subject thereto. The Management Agreement is renewable thereafter from year to year with respect to each Portfolio, so long as its continuance is approved at least annually (1) by the vote of a majority of the Portfolio Trustees who are not "interested persons" of N&B Management or Managers Trust ("Independent Portfolio Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Portfolio Trustees or by a 1940 Act majority vote of the outstanding interests in that Portfolio. The Administration Agreement continues with respect to each Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of N&B Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

          The Management Agreement is terminable, without penalty, with respect to a Portfolio on 60 days' written notice either by Managers Trust or by N&B Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by N&B Management or by the Trust. Each Agreement terminates automatically if it is assigned.

SUB-ADVISER

          N&B Management retains Neuberger & Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Portfolio pursuant to a sub-advisory agreement dated July 2, 1993 ("Sub-Advisory Agreement"). The
Sub-Advisory Agreement was approved by the holders of the interests in the Portfolios on July 2, 1993.

          The Sub-Advisory Agreement provides in substance that Neuberger & Berman will furnish to N&B Management, upon reasonable request, the same type of investment recommendations and research that Neuberger & Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, N&B Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger & Berman. This staff consists of approximately fourteen investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with N&B Management. The Sub-Advisory Agreement provides that N&B Management will pay for the services rendered by Neuberger & Berman based on the direct and indirect costs to Neuberger & Berman in connection with those services. Neuberger & Berman also serves as a sub-adviser for all of the other mutual funds managed by N&B Management.

          The Sub-Advisory Agreement continues with respect to each Portfolio for a period of two years after the date the Portfolio became subject thereto, and is renewable thereafter from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Portfolio by the Portfolio Trustees or a 1940 Act majority vote of the outstanding interests in that Portfolio, by N&B Management, or by Neuberger & Berman on not less than 30 nor more than 60 days' written notice. The Sub-Advisory Agreement also terminates automatically with respect to each Portfolio if it is assigned or if the Management Agreement terminates with respect to that Portfolio.

          Most money managers that come to the Neuberger & Berman organization have at least fifteen years experience. Neuberger & Berman and N&B Management employ experienced professionals that work in a competitive environment.

INVESTMENT COMPANIES MANAGED

          N&B Management currently serves as investment manager of the following investment companies. As of December 31, 1996, these companies, along with one other investment company advised by Neuberger & Berman, had aggregate net assets of approximately $15.2 billion, as shown in the following list:

                                              Approximate
                                              Net Assets at
   NAME                                       DECEMBER 31, 1996


Neuberger & Berman Cash Reserves Portfolio........................$ 499,989,187
   (investment portfolio for Neuberger & Berman Cash Reserves)

Neuberger & Berman Government Money Portfolio.....................$ 402,843,399
   (investment  portfolio for Neuberger & Berman Government Money
   Fund)

Neuberger & Berman Limited Maturity Bond Portfolio................$ 272,342,178
   (investment  portfolio for Neuberger & Berman Limited Maturity
   Bond Fund and Neuberger & Berman Limited Maturity Bond Trust)

Neuberger & Berman Ultra Short Bond Portfolio......................$ 89,819,435
   (investment  portfolio for Neuberger & Berman Ultra Short Bond
   Fund and Neuberger & Berman Ultra Short Bond Trust)

Neuberger & Berman Municipal Money Portfolio......................$ 135,494,410
   (investment  portfolio for Neuberger & Berman  Municipal Money
   Fund)

Neuberger & Berman Municipal Securities Portfolio.................$  38,634,808
   (investment   portfolio  for  Neuberger  &  Berman   Municipal
   Securities Trust)

Neuberger & Berman New York Insured Intermediate
   Portfolio .....................................................$   9,877,137
   (investment  portfolio for Neuberger & Berman New York Insured
   Intermediate Fund)

Neuberger & Berman Focus Portfolio..............................$ 1,260,252,029
   (investment  portfolio  for  Neuberger  & Berman  Focus  Fund,
   Neuberger & Berman Focus Trust,  and  Neuberger & Berman Focus
   Assets)

Neuberger & Berman Genesis Portfolio..............................$ 398,343,946
   (investment  portfolio  for  Neuberger & Berman  Genesis Fund,
   Neuberger  & Berman  Genesis  Trust,  and  Neuberger  & Berman
   Genesis Assets)

Neuberger & Berman Guardian Portfolio.........................  $ 7,071,702,448
   (investment  portfolio for Neuberger & Berman  Guardian  Fund,
   Neuberger  & Berman  Guardian  Trust,  and  Neuberger & Berman
   Guardian Assets)

Neuberger  & Berman  International  Portfolio.................... $  73,377,704
  (investment portfolio for Neuberger & Berman International Fund)

Neuberger & Berman Manhattan Portfolio............................$ 574,606,109
   (investment  portfolio for Neuberger & Berman  Manhattan Fund,
   Neuberger & Berman  Manhattan  Trust,  and  Neuberger & Berman
   Manhattan Assets)

Neuberger & Berman Partners Portfolio...........................$ 2,405,865,742
   (investment  portfolio for Neuberger & Berman  Partners  Fund,
   Neuberger  & Berman  Partners  Trust,  and  Neuberger & Berman
   Partners Assets)

Neuberger & Berman Socially Responsive Portfolio................$   188,366,394
   (investment   portfolio  for   Neuberger  &  Berman   Socially
   Responsive   Fund  and  Neuberger  &  Berman  NYCDC   Socially
   Responsive Trust)

Advisers Managers Trust (six series)............................$ 1,695,378,078



          In addition, Neuberger & Berman serves as investment adviser to one investment company, Plan Investment Fund, with assets of $70,276,858 at December 31, 1996.

          The investment decisions concerning the Portfolios and the other mutual funds managed by N&B Management (collectively, "Other N&B Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other N&B Funds differ from the Portfolios. Even where the investment objectives are similar, however, the methods used by the Other N&B Funds and the Portfolios to achieve their objectives may differ. The investment results achieved by all of the funds managed by N&B Management have varied from one another in the past and are likely to vary in the future.

          There may be occasions when a Portfolio and one or more of the Other N&B Funds or other accounts managed by Neuberger & Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Portfolio, in other cases it is believed that a Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Portfolio Trustees that the desirability of the Portfolios' having their advisory arrangements with N&B Management outweighs any disadvantages that may result from contemporaneous transactions.

MANAGEMENT AND CONTROL OF N&B  MANAGEMENT

          The directors and officers of N&B Management, all of whom have offices at the same address as N&B Management, are Richard A. Cantor, Chairman of the Board and director; Stanley Egener, President and director; Theodore P. Giuliano, Vice President and director; Michael M. Kassen, Vice President and director; Irwin Lainoff, director; Lawrence Zicklin, director; Daniel J.
Sullivan, Senior Vice President; Peter E. Sundman, Senior Vice President; Michael J. Weiner, Senior Vice President; Claudia A. Brandon, Vice President; Patrick T. Byrne, Vice President; William Cunningham, Vice President; Clara Del Villar, Vice President; Mark R. Goldstein, Vice President; Michael Lamberti, Vice President; Josephine P. Mahaney, Vice President; Ellen Metzger, Vice President and Secretary; Paul Metzger, Vice President; Janet W. Prindle, Vice President; Felix Rovelli, Vice President; Richard Russell, Vice President; Kent
C. Simons, Vice President; Frederick B. Soule, Vice President; Judith M. Vale, Vice President; Susan Walsh, Vice President; Thomas Wolfe, Vice President; Andrea Trachtenberg, Vice President of Marketing; Robert Conti, Treasurer; Stacy Cooper-Shugrue, Assistant Vice President; Barbara DiGiorgio, Assistant Vice President; Roberta D'Orio, Assistant Vice President; Joseph G. Galli, Assistant Vice President; Robert I. Gendelman, Assistant Vice President; Leslie Holliday-Soto, Assistant Vice President; Jody L. Irwin, Assistant Vice President; Carmen G. Martinez, Assistant Vice President; Joseph S. Quirk, Assistant Vice President; Kevin L. Risen, Assistant Vice President; Susan Switzer, Assistant Vice President; Celeste Wischerth, Assistant Vice President; KimMarie Zamot, Assistant Vice President; and Loraine Olavarria, Assistant Secretary. Messrs. Cantor, Egener, Gendelman, Giuliano, Lainoff, Zicklin,
Goldstein, Kassen, Risen, Simons and Sundman and Mmes. Prindle and Vale are principals of Neuberger & Berman.

          Mr. Giuliano and Mr. Egener are trustees and officers, and Messrs. Sullivan, Weiner, and Russell and Mmes. Brandon, Cooper-Shugrue, DiGiorgio and Wischerth are officers, of each Trust. C. Carl Randolph, a principal of Neuberger & Berman, also is an officer of each Trust.

          All of the outstanding voting stock in N&B Management is owned by persons who are also principals of Neuberger & Berman.


                            DISTRIBUTION ARRANGEMENTS

          N&B Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

          The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer to the Funds' shareholders any investment products or services other than those managed or distributed by N&B Management or Neuberger & Berman.

          The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement that continues until July 2, 1997. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on its assignment, in the same manner as the Management Agreement.

                         ADDITIONAL PURCHASE INFORMATION

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING

          Shareholders may arrange to have a fixed amount automatically invested in shares of ULTRA SHORT or LIMITED MATURITY each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which N&B Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

          Automatic investing enables a shareholder in ULTRA SHORT or LIMITED MATURITY to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of shares in those Funds generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION

          As more fully set forth in the section of the Prospectus entitled "Shareholder Services -- Exchange Privilege," shareholders may redeem at least $1,000 worth of a Fund's shares and invest the proceeds in shares of one or more of the other Funds or the Equity or Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met.

EQUITY FUNDS


Neuberger & Berman          Seeks  long-term  capital   appreciation
Focus Fund                  through   investments   principally   in
                            common  stocks   selected  from  13   multi-industry
                            economic sectors. The corresponding portfolio uses a
                            value-oriented   approach   to   select   individual
                            securities  and then focuses its  investments in the
                            sectors   in  which  the   undervalued   stocks  are
                            clustered. Through this approach, 90% or more of the portfolio's investments are normally made in not more than six sectors.

Neuberger & Berman          Seeks  capital   appreciation   through  investments
Genesis Fund                primarily in common  stocks of companies  with small
                            market capitalizations (i.e., up to $1.5 billion) at
                            the  time  of  the   Portfolio's   investment.   The
                            corresponding   portfolio   uses  a   value-oriented
                            approach to the selection of individual securities.

Neuberger & Berman          Seeks  capital   appreciation   through  investments
Guardian Fund               primarily  in  common  stocks  of  long-established,
                            high-quality  companies that N&B Management believes
                            are well-managed. The corresponding portfolio uses a
                            value-oriented   approach   to  the   selection   of
                            individual securities. Current income is a secondary objective. The fund (or its predecessor) has paid its shareholders an income dividend every quarter, and a capital gain distribution every year, since its inception in 1950, although there can be no assurance that it will be able to continue to do so.

Neuberger & Berman          Seeks   long-term   capital   appreciation   through
International Fund          investments  primarily in a diversified portfolio of
                            equity securities of foreign issuers. Assets will be allocated among economically mature countries and emerging industrialized countries.

Neuberger & Berman          Seeks  capital   appreciation,   without  regard  to
Manhattan Fund              income,  through investments generally in securities
                            of   small-,   medium-   and    large-capitalization
                            companies that N&B Management believes have the maximum potential for increasing total NAV. The corresponding portfolio's "growth at a reasonable price" investment approach involves greater risks and share price volatility than programs that invest in securities thought to be undervalued.

Neuberger & Berman          Seeks capital growth through an investment  approach
Partners Fund               that is designed to increase capital with reasonable
                            risk.  Its  investment   program  seeks   securities
                            believed   to  be   undervalued   based  on   strong
                            fundamentals such as a low price-to-earnings  ratio,
                            consistent cash flow, and the company's track record
                            through   all  parts  of  the  market   cycle.   The
                            corresponding   portfolio  uses  the  value-oriented
                            investment approach to the selection of individual securities.

Neuberger & Berman          Seeks   long-term   capital   appreciation   through
Socially Responsive Funds   investments  primarily  in  securities  of companies
                            that meet both financial and social criteria.
MUNICIPAL FUNDS

Neuberger & Berman          A money  market fund  seeking  the  maximum  current
Municipal Money Fund        income  exempt from federal  income tax,  consistent
                            with  safety  and   liquidity.   The   corresponding
                            Portfolio   invests  in  high  quality,   short-term
                            municipal   securities.   It  seeks  to  maintain  a
                            constant purchase and redemption price of $1.00.

Neuberger & Berman          Seeks high current  tax-exempt  income with low risk
Municipal Securities        to  principal,   limited  price   fluctuation,   and
Trust                       liquidity;   and  secondarily,   total  return.  The
                            corresponding  portfolio invests in investment grade
                            municipal   securities.    Maximum   dollar-weighted
                            average duration of 10 years.

Neuberger & Berman New     Seeks a high level of  current  income  exempt  from
York Insured New           federal  income tax and York State and New York City
Intermediate Fund          personal income taxes,  consistent with preservation
                           of capital. Maximum dollar-weighted average duration of 10 years.

          Any Fund described herein, and any of the Equity or Municipal Funds, may terminate or modify its exchange privilege in the future.

          Fund shareholders who are considering exchanging shares into any of the Equity or Municipal Funds should note that (1) like the Funds, the Municipal Funds are series of the Trust, (2) the Equity Funds are series of a Delaware business trust (named "Neuberger & Berman Equity Funds") that is registered with the SEC as an open-end management investment company, (3) each of the Equity and Municipal Funds invests all of its net investable assets in a corresponding portfolio that has an investment objective, policies, and limitations identical to those of the fund.

          Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. The Municipal Funds share a prospectus with the Funds, while the Equity Funds share a separate prospectus. An exchange is treated as a sale for federal income tax purposes, and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

          There can be no assurance that CASH RESERVES, GOVERNMENT MONEY, or Neuberger & Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption share price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS

          The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the New York Stock Exchange ("NYSE") is closed (other than weekend and holiday closings), (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for its corresponding Portfolio to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

                              REDEMPTIONS IN KIND

          ULTRA SHORT and LIMITED MATURITY reserve the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described under "Share Prices and Net Asset Value" in the Prospectus. GOVERNMENT MONEY and CASH RESERVES also reserve the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

          Each Fund distributes to its shareholders amounts equal to substantially all of its share of any net investment income (after deducting expenses incurred directly by the Fund), any net realized capital gains (both long-term and short-term), and any net realized gains from foreign currency transactions earned or realized by its corresponding Portfolio. A Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses but does not include net realized or unrealized capital and foreign currency gains and losses. Net investment income and net gains and losses are reflected in a Portfolio's NAV (and, hence, its corresponding Fund's
NAV) until they are distributed. GOVERNMENT MONEY and CASH RESERVES calculate their net investment income and share price as of noon (Eastern time) on each Business Day; the other Funds calculate their net investment income and share price as of the close of regular trading on the NYSE on each Business Day (currently 4 p.m. Eastern time).

          Income dividends are declared daily; dividends declared for each month are paid on the last Business Day of the month. Shares of GOVERNMENT MONEY and CASH RESERVES begin earning income dividends on the Business Day the proceeds of the purchase order are converted into "federal funds" and continue to earn dividends through the Business Day before they are redeemed; shares of the other Funds begin earning income dividends on the Business Day after the proceeds of the purchase order have been converted to "federal funds" and continue to earn dividends through the Business Day they are redeemed. Distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

          Dividends and other distributions are automatically reinvested in additional shares of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid through an electronic transfer to a bank account designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

          A cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder or if checks remain uncashed for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing of his or her correct address and requests in writing that the cash election be reinstated.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS

          In order to continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and, for LIMITED MATURITY, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- (i) Hedging Instruments (other than those on foreign currencies) or (ii) foreign currencies or Hedging Instruments thereon that are not directly related to the Fund's principal business of investing in securities (or options and Futures with respect thereto) ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

          The Funds have received rulings from the Internal Revenue Service ("Service") that each Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.

          Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

          See the next section for a discussion of the tax consequences to (1) ULTRA SHORT and LIMITED MATURITY of hedging and certain other transactions engaged in by their corresponding Portfolios and (2) to all the Funds on certain matters involving the Portfolios.

TAXATION OF THE PORTFOLIOS

          The Portfolios have received rulings from the Service to the effect that, among other things, each Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the

Portfolio's income, gains, losses, deductions, credits, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to Delaware or New York income or franchise tax.

          Because each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund qualifies as a RIC, each Portfolio intends to continue to conduct its operations so that its corresponding Fund will be able to continue to satisfy all those requirements.

          Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables and (4) gain (and, in certain situations, loss) may be recognized on an in-kind distribution by the Portfolio. A Fund's basis for its interest in its corresponding Portfolio generally equals the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and capital gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

          Dividends and interest received by a Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

          The use by Neuberger & Berman ULTRA SHORT Bond Portfolio and Neuberger & Berman LIMITED MATURITY Bond Portfolio of hedging strategies, such as writing (selling) and purchasing Futures Contracts and options and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Portfolios realize in connection therewith. For each of these Portfolios, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments derived with respect to its business of investing in securities or foreign currencies, will qualify as permissible income for its corresponding Fund under the Income Requirement. However, income from the disposition by a Portfolio of Hedging Instruments (other than those on foreign currencies) will be subject to the Short-Short Limitation for its corresponding Fund if they are held for less than three months. Income from the disposition of foreign currencies, and Hedging Instruments on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and Futures with respect thereto) also will be subject to the Short-Short Limitation for its corresponding Fund if they are held for less than three months.

          If Neuberger & Berman ULTRA SHORT Bond Portfolio or Neuberger & Berman LIMITED MATURITY Bond Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether its corresponding Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each of these Portfolios will consider whether it should seek to satisfy those requirements to enable its corresponding Fund to qualify for this treatment for hedging transactions. To the extent a Portfolio does not so qualify, it may be forced to defer the closing out of certain Hedging Instruments or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for its corresponding Fund to continue to qualify as a RIC.

          Exchange-traded Futures Contracts and listed options thereon constitute "Section 1256 contracts." Section 1256 contracts are required to be marked to market (that is, treated as having been sold at market value) at the end of a Portfolio's taxable year. Sixty percent of any gain or loss recognized as a result of these "deemed sales," and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss.

          Neuberger & Berman CASH RESERVES Portfolio, Neuberger & Berman ULTRA SHORT Bond Portfolio, and Neuberger & Berman LIMITED MATURITY Bond Portfolio may each invest in municipal bonds that are purchased with market discount (that is, at a price less than the bond's principal amount or, in the case of a bond that was issued with original issue discount ("OID"), a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the Portfolio (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

          Each Portfolio may acquire zero coupon or other securities issued with OID. As a holder of those securities, each Portfolio (and, through it, its corresponding Fund) must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including its share of its corresponding Portfolio's accrued OID) to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash its corresponding Portfolio actually receives. Those distributions will be made from a Fund's (or its share of its corresponding Portfolio's) cash assets or, if necessary, from the proceeds of sales of that Portfolio's securities. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its corresponding Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce a Portfolio's ability to sell other securities, or certain Hedging Instruments or foreign currency positions held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

TAXATION  OF  THE  FUNDS'  SHAREHOLDERSTAXATION  OF THE  FUNDS'
SHAREHOLDERS67

          If shares of ULTRA SHORT or LIMITED MATURITY are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.
          Each Fund is required to withhold 31% of all dividends and capital gain distributions, and each of ULTRA SHORT and LIMITED MATURITY is required to withhold 31% of redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

          As described under "How to Sell Shares" in the Prospectus, a Fund may close a shareholder's account with the Fund and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to reestablish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account or a qualified retirement plan (including a simplified employee pension plan, "Savings Incentive Match Plan for Employees" ("SIMPLE") self-employed individual retirement plan (so-called "Keogh plan"), corporate profit-sharing and money purchase pension plan, section 401(k) plan, and section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. The accountholder should consult his or her tax adviser regarding any such consequences.

                        VALUATION OF PORTFOLIO SECURITIES

          Each of Neuberger & Berman GOVERNMENT MONEY Portfolio and Neuberger & Berman CASH RESERVES Portfolio relies on Rule 2a-7 under the 1940 Act to use the amortized cost method of valuation to enable its corresponding Fund to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. Although the Portfolios' reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Funds, under most conditions, to maintain a stable $1.00 share price, there can be no assurance they will be able to do so. An investment in either of these Funds, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

                             PORTFOLIO TRANSACTIONS

          Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Portfolios typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

          In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Portfolio seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, N&B Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. N&B Management also may consider the brokerage and research services that broker-dealers provide to the Portfolio or N&B Management. Under certain conditions, a Portfolio may pay higher brokerage commissions in return for brokerage and research services, although no Portfolio has a current arrangement to do so. In any case, each Portfolio may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

          During the fiscal year ended October 31, 1996, Neuberger & Berman ULTRA SHORT Bond Portfolio acquired securities of the following of its "regular brokers or dealers" (as defined in the 1940 Act): Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Inc.; and Morgan (J.P.) Securities Inc. At October 31, 1996, that Portfolio held the securities of its "regular brokers or dealers" with an aggregate value as follows: Morgan (J.P.) Securities Inc., $3,003,150.

          During the fiscal year ended October 31, 1996, Neuberger & Berman LIMITED MATURITY Bond Portfolio acquired securities of the following of its "regular brokers or dealers": Goldman, Sachs & Co. At October 31, 1996, that Portfolio held the securities of its "regular brokers or dealers" with an aggregate value as follows: Goldman, Sachs & Co., $5,045,352.

          During the fiscal year ended October 31, 1996, Neuberger & Berman CASH RESERVES Portfolio acquired securities of the following of its "regular brokers or dealers": CS First Boston; First Chicago Capital Markets; Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan (J.P.) Securities Inc.; and Morgan Stanley & Co. Inc. At October 31, 1996, that Portfolio held the securities of its "regular brokers or dealers" with an aggregate value as follows: CS First Boston, $15,000,000; First Chicago Capital Markets, Inc., $6,437,656; Goldman, Sachs & Co., $9,739,931; Merrill Lynch, Pierce, Fenner & Smith Inc., $6,000,000; Morgan (J.P.) Securities Inc., $9,983,500; and Morgan Stanley & Co. Inc., $15,000,000.

          During the fiscal year ended October 31, 1996, Neuberger & Berman GOVERNMENT MONEY Portfolio acquired none of the securities of its "regular brokers or dealers." At October 31, 1996, that Portfolio held none of the securities of its "regular brokers or dealers."

          No affiliate of any Portfolio receives give-ups or reciprocal business in connection with its portfolio transactions. No Portfolio effects transactions with or through broker-dealers in accordance with any formula or for selling shares of any Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger & Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Portfolio unless an appropriate exemption is available.

PORTFOLIO TURNOVER

          Neuberger & Berman ULTRA SHORT Bond Portfolio and Neuberger & Berman LIMITED MATURITY Bond Portfolio calculate a portfolio turnover rate by dividing
(1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Portfolio during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Portfolio during the fiscal year.

                             REPORTS TO SHAREHOLDERS

          Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund and for its corresponding Portfolio. Each Fund's statements show the investments owned by its corresponding Portfolio and the market values thereof and provide other information about the Fund and its operations, including the Fund's beneficial interest in its corresponding Portfolio.

                                  ORGANIZATION

          The predecessors of the Funds were converted into separate series of the Trust on July 2, 1993; these conversions were approved by the shareholders of the Funds in April 1993.

                          CUSTODIAN AND TRANSFER AGENT

          Each Fund and Portfolio has selected State Street, 225 Franklin Street, Boston, MA 02110 as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger & Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

                              INDEPENDENT AUDITORS

          Each Fund and Portfolio has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements.

                                  LEGAL COUNSEL

          Each Fund and Portfolio has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          The following table sets forth the name, address, and percentage of ownership of each person who was known by each Fund to own beneficially or of record 5% or more of that Fund's outstanding shares at January 14, 1997:

                                                                Percentage of
                                                                Ownership at
                              Name And Address                  January 14,1997
                              ----------------                  ---------------

Government Money:             Neuberger & Berman*                     72.63%
----------------              11 Broadway
                              New York, NY 10004

Cash Reserves:                Neuberger & Berman*                     53.42%
-------------                 11 Broadway
                              New York, NY 10004

                              D Leon Leonhardt Retirement              5.83%
                              Benefit Accumulation Plan for
                              Employees of Price Waterhouse LLP
                              3109 W DR Martin Luther King Blvd
                              Tampa, FL 33607

                              For Partners & Principals of Price       5.01%
                              Waterhouse  DTD 6/28/95
                              3109 W DR Martin Luther King Blvd
                              Tampa, FL 33607

Ultra Short:                  Charles Schwab & Co., Inc.*             28.12%
-----------                   101 Montgomery Street
                              San Francisco, CA 94104-4122


Limited Maturity:             Charles Schwab & Co., Inc.*             28.48%
----------------              101 Montgomery Street
                              San Francisco, CA 94104-4122

                              Nationwide Life Insurance Plan QPVA     10.61%
                              c/o IPO Portfolio Accounting
                              P.O. Box 182029
                              Columbus, Ohio  43218-2029

---------------------------

* Charles Schwab & Co., Inc. and Neuberger & Berman hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policies to maintain the confidentiality of holdings in their client accounts unless disclosure is expressly required by law.

                             REGISTRATION STATEMENT

          This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds and Portfolios.

          Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

          The  following   financial   statements  and  related   documents  are
incorporated herein by reference from the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1996:

     The Statements of Assets and Liabilities of the Funds and Portfolios, including the Schedules of Investments of the Portfolios, as of October 31, 1996, and the related Statements of Operations for the year then ended, the Statements of Changes in Net Assets for each of the two years in the period then ended, the Financial Highlights for each of the periods indicated therein, the notes to each of the foregoing for the fiscal year ended October 31, 1996, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger & Berman Government Money Fund and Portfolio, Neuberger & Berman Cash Reserves and Portfolio, Neuberger & Berman Ultra Short Bond Fund and Portfolio, and Neuberger & Berman Limited Maturity Bond Fund and Portfolio.

                                                                    Appendix A

                              RATINGS OF SECURITIES


     S&P CORPORATE BOND RATINGS:
     ---------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B - Bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While these bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     PLUS (+) OR MINUS (-): The ratings above may be modified by the addition of a plus or minus sign to show relative standing within major categories.

     MOODY'S CORPORATE BOND RATINGS:
     -------------------------------

     AAA - Bonds rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes that can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA - Bonds rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in AAA-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in AAA-rated securities.

     A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     BAA - Bonds which are rated BAA are considered as medium-grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA - Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     S&P COMMERCIAL PAPER RATINGS:
     -----------------------------

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

     A-2 - This designation denotes satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated A-1.

     MOODY'S COMMERCIAL PAPER RATINGS:

     Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions), also known as P-2, have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                                                      APPENDIX B

The Art of Investing:
A Conversation with Roy Neuberger

                           "I firmly believe that if you want to manage your own money, you must be a student of the market. If you are unwilling or unable to do that, find someone else to manage your money for you."


      NEUBERGER & BERMAN

         [THIS PAGE IS BLANK - IT IS AN INSIDE PAGE OF THIS BROCHURE]

[PICTURE OF ROY NEUBERGER]



                During  my more than  sixty-five  years of  buying  and  selling securities, I've been asked many questions about my approach to investing. On the pages that follow are a variety of my thoughts, ideas and investment principles which have served me well over the years. If you gain useful knowledge in the pursuit of profit as well as enjoyment from these comments, I shall be more than content.



                                     \s\ Roy R. Neuberger

                                   YOU'VE BEEN ABLE TO CONDENSE SOME OF THE CHARACTERISTICS OF SUCCESSFUL INVESTING INTO FIVE "RULES." WHAT ARE THEY?


                                   Rule #1: Be flexible. My philosophy has necessarily changed from time to time because of events and because of mistakes. My views change as economic, political, and technological changes occur both on and sometimes off our planet. It is imperative that you be willing to change your thoughts to meet new conditions.


                                   Rule #2: Take your temperament into account. Recognize whether you are by nature very speculative or just the opposite -- fearful, timid of taking risks. But in any event --


Diversify your investments,        Rule  #3:  Be  broad-gauged.  Diversify  your
make sure that some of your        investments,  make  sure  that  some  of your
principal is kept safe, and        principal  is kept safe,  and try to increase
try to increase your income        your income as well as your capital.
as well as your capital.


                                                [PICTURE OF ROY NEUBERGER]







                                   Rule #4: Always remember there are many ways to skin a cat! Ben Graham and David Dodd did it by understanding basic values. Warren Buffet invested his portfolio in a handful of long-term holdings, while staying involved with the companies' managements. Peter Lynch chose to understand, first-hand, the products of many hundreds of the companies he invested in. George Soros showed his genius as a hedge fund investor who could decipher world currency trends. Each has been successful in his own way. But to be successful, remember to-

                                   Rule #5: Be skeptical. To repeat a few well-worn useful phrases:

                                         A. Dig for yourself.
                                         B. Be from Missouri.
                                         C. If it sounds too good to be true, it
                                         probably is.


                                   IN YOUR 65 YEARS OF INVESTING ARE THERE ANY
                                   GENERAL PATTERNS YOU'VE OBSERVED AS TO HOW
                                   THE MARKET BEHAVES?


                                   Every decade that I've been involved with Wall Street has a nuance of its own, an economic and social climate that influences investors. But generally, bull markets tend to be longer than bear markets, and stock prices tend to go up more slowly and erratically than they go down. Bear markets tend to be shorter and of greater intensity. The market rarely rises or declines concurrently with business cycles longer than six months.


                                   AS A LEGENDARY "VALUE INVESTOR," HOW DO YOU
                                   DEFINE VALUE INVESTING?


                                   Value investing means finding the best values
                                   - - either absolute or relative. Absolute means a stock has a low market price relative to its own fundamentals. Relative value means the price is attractive relative to the market as a whole.


                                   COULD YOU DESCRIBE A STOCK WITH "GOOD VALUE"?


                                   A classic example is a company that has a low price to earnings ratio, a low price to book ratio, free cash flow, a strong balance sheet, undervalued corporate assets, unrecognized earnings turnaround and is selling at a discount to private market value.


                                   These characteristics usually lead to companies that are under-researched and have a high degree of inside ownership and entrepreneurial management.

                                   One of my colleagues at Neuberger & Berman says he finds his value stocks either "under a cloud" or "under a rock." "Under a cloud" stocks are those Wall Street in general doesn't like, because an entire industry is out of favor and even the good stocks are being dropped. "Under a rock" stocks are those Wall Street is ignoring, so you have to uncover them on your own.


                                   ARE THERE OTHER KEY CRITERIA YOU USE TO JUDGE STOCKS?


                                   I'm more interested in longer-term trends in earnings than short-term trends. Earnings gains should be the product of long-term strategies, superior management, taking advantage of business opportunities and so on. If these factors are in their proper place, short-term earnings should not be of major concern. Dividends are an important extra because, if they're stable, they help support the price of the stock.


                                   WHAT ABOUT SELLING STOCKS?


                                   Most individual investors should invest for the long term but not mindlessly. A sell discipline, often neglected by investors, is vitally important.


"One should fall in love           One  should  fall in love  with  ideas,  with
with ideas, with people or         people, or with idealism. But in my book, the
with idealism.  But in my          last   thing  to  fall  in  love  with  is  a
book, the last thing to            particular  security.  It is after all just a
fall in love with is a             sheet of paper indicating a part ownership in
particular security."              a   corporation   and  its   use  is   purely
                                   mercenary. If you must love a security, stay in love with it until it gets overvalued;
                                   then let somebody else fall in love.




                                                [PICTURE OF ROY NEUBERGER]

                                   ANY OTHER ADVICE FOR INVESTORS?


                                   I firmly believe that if you want to manage your own money, you must be a student of the market. If you're unwilling or unable to do that, find someone else to manage your money for you. Two options are a well-managed no-load mutual fund or, if you have enough assets for separate account management, a money manager you trust with a good record.


                                   HOW  WOULD   YOU   DESCRIBE   YOUR   PERSONAL
                                   INVESTING STYLE?


                                   Every stock I buy is bought to be sold. The market is a daily event, and I continually review my holdings looking for selling opportunities. I take a profit occasionally on something that has gone up in price over what was expected and simultaneously take losses whenever misjudgment seems evident. This creates a reservoir of buying power that can be used to make fresh judgments on what are the best values in the market at that time. My active investing style has worked well for me over the years, but for most investors I recommend a longer-term approach.


                                   I tend not to worry very must about the day to day swings of the market, which are very hard to comprehend. Instead, I try to be rather clever in diagnosing values and trying to win 70 to 80 percent of the time.


                                   YOU BEGAN INVESTING IN 1929.  WHAT WAS YOUR
                                   EXPERIENCE WITH THE "GREAT CRASH"?

                                   The only money I managed in the Panic of 1929 was my own. My portfolio was down about 12 percent, and I had an uneasy feeling about the market and conditions in general. Those were the days of 10 percent margin. I studied the lists carefully for a stock that was overvalued in my opinion and which I could sell short as a hedge. I came across RCA at about $100 per share. It had recently split 5 for 1 and appeared overvalued. There were no dividends, little income, a low net worth and a weak financial position. I sold RCA short in the amount equal to the dollar value of my long portfolio. It proved to be a timely and profitable move.


                                   HOW  DID  THE  CRASH  OF  1929   AFFECT  YOUR
                                   INVESTING STYLE?


                                   I am prematurely bearish when the market goes up for a long time and everybody is happy because they are richer. I am very bullish when the market has gone down perceptibly and I feel it has discounted any troubles we are going to have.


                                   HOW IMPORTANT ARE PSYCHOLOGICAL FACTORS TO MARKET BEHAVIOR?


                                   There are many factors in addition to economic statistics or security analysis in a buy or sell decision. I believe psychology plays an important role in the Market. Some people follow the crowd in hopes they'll be swept along in the right direction, but if the crowd is late in acting, this can be a bad move.


                                   I like to be contrary. When things look bad, I become optimistic. When everything looks rosy, and the crowd is optimistic, I like to be a seller. Sometimes I'm too early, but I generally profit.


                                   AS A RENOWNED ART COLLECTOR, DO YOU FIND SIMILARITIES BETWEEN SELECTING STOCKS AND SELECTING WORKS OF ART?

                                   Both are an art, although picking stocks is a
                                   minor art compared with  painting,  sculpture
"When things look bad, I           or  literature.  I started  buying art in the
become optimistic.  When           30s,  and in the 40s it was a  daily,  almost
everything looks rosy, and         hourly occurrence.  My inclination to buy the
the crowd is optimistic, I         works of living  artists comes from Van Gogh,
like to be a seller."              who  sold  only  one   painting   during  his
                                   lifetime. He died in poverty, only then to become a legend and have his work sold for millions of dollars.
















                                                [PICTURE OF ROY NEUBERGER]


                                   There are more variables to consider now in both buying art and picking stocks. In the modern stock markets, the heavy use of futures and options has changed the nature of the investment world. In past times, the stock market was much less complicated, as was the art world.


                                   Artists rose and fell on their own merits without a lot of publicity and attention. As more and more dealers are involved with artists, the price of their work becomes inflated. So I almost always buy works of unknown, relatively undiscovered artists, which, I suppose is similar to value investing.


                                   But the big difference in my view of art and stocks is that I buy a stock to sell it and make money. I never bought paintings or sculptures for investment in my life. The objective is to enjoy their beauty.

                                   WHAT DO YOU CONSIDER THE BUSINESS MILESTONES IN YOUR LIFE?


                                   Being a founder of Neuberger & Berman and creating one of the first no-load mutual funds. I started on Wall Street in 1929, and during the depression I managed my own money and that of my clientele. We all prospered, but I wanted to have my own firm. In 1939 I became a founder of Neuberger & Berman, and for about 10 years we managed money for individuals with substantial financial assets. But I also wanted to offer the smaller investor the benefits of professional money management, so in 1950 I created the Guardian Mutual Fund (now known as the Neuberger & Berman Guardian Fund). The Fund was kind of an innovation in its time because it didn't charge a sales commission. I thought the public was being overcharged for mutual funds, so I wanted to create a fund that would be offered directly to the public without a sales charge. Now of course the "no-load" fund business is a huge industry. I managed the Fund myself for over 28 years.


                                                [PICTURE OF ROY NEUBERGER]


                                   YOU'RE IN YOUR NINETIES AND STILL YOU GO INTO
                                   THE   OFFICE   EVERY  DAY  TO   MANAGE   YOUR
                                   INVESTMENTS. WHY?


                                   I like the fun of being nimble in the stock market, and I'm addicted to the market's fascinations.


                                   WHAT CLOSING WORDS OF ADVICE DO YOU HAVE ABOUT INVESTING?


                                   Realize that there are opportunities at all times for the adventuresome investor. And stay in good physical condition. It's a strange thing. You do not dissipate your energies by using them. Exercise your body and your brain every day, and you'll do better in investments and in life.

                                   ROY NEUBERGER:  A BRIEF BIOGRAPHY

                                   Roy Neuberger is a founder of the investment management firm Neuberger & Berman, and a renowned value investor. He is also a recognized collector of contemporary American art, much of which he has given away to museums and colleges across the country.


                                         During the 1920s,  Roy  studied  art in
                                   Paris. When he realized he didn't possess the talent to become an artist, he decided to collect art, and to support this passion, Roy turned to investing -- a pursuit for which his talents have proven more than adequate.


                                   A TALENT FOR INVESTING


                                         Roy  began  his  investment  career  by
                                   joining a brokerage firm in 1929, seven months before the "Great Crash." Just weeks before "Black Monday," he shorted the stock of RCA, thinking it was overvalued. He profited from the falling market and gained a reputation for market prescience and stock selection that has lasted his entire career.


                                   NEUBERGER & BERMAN'S FOUNDING

                                         Roy's investing  acumen  attracted many
                                   people who wished to have him manage their money. In 1939, at the age of 36, after purchasing a seat on the New York Stock Exchange, Roy founded Neuberger & Berman to provide money management services to people who lacked the time, interest or expertise to manage their own assets.

                                   NEUBERGER & BERMAN -- OVER FIVE DECADES OF
                                   GROWTH


                                         Neuberger  & Berman  has grown  through
                                   the years and now manages approximately $30 billion of equity and fixed income assets, both domestic and international, for individuals, institutions, and its family of no-load mutual funds. Today, as when the firm was founded, Neuberger & Berman follows a value approach to investing, designed to enable clients to advance in good markets and minimize losses when conditions are less favorable.

















                                         For more complete information about the
                                         Neuberger  &  Berman   Guardian   Fund,
                                         including   fees  and  expenses,   call
                                         Neuberger   &  Berman   Management   at
                                         800-877-  9700  for a free  prospectus.
                                         Please  read it  carefully,  before you
                                         invest or send money.

                                              Neuberger & Berman Management
                                              Inc.[SERVICE MARK]

                                                   605 Third Avenue, 2nd Floor
                                                   New York, NY  10158-0006
                                                   Shareholder Services
                                                   (800) 877-9700

                                                   [COPYRIGHT SYMBOL]1995
                                                   Neuberger & Berman

                                                PRINTED ON RECYCLED PAPER
                                                    WITH SOY BASED INKS

-------------------------------------------------------------------------------

                NEUBERGER & BERMAN MUNICIPAL FUNDS AND PORTFOLIOS

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED FEBRUARY 3, 1997

Neuberger & Berman                               Neuberger & Berman
Municipal Money Fund                             Municipal Securities Trust
(and Neuberger & Berman                          (and Neuberger & Berman
Municipal Money Portfolio)                       Municipal Securities Portfolio)
                                                Neuberger & Berman

                       New York Insured Intermediate Fund
                        (and Neuberger & Berman New York
                         Insured Intermediate Portfolio)

                              No-Load Mutual Funds
              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700
-------------------------------------------------------------------------------

                  Neuberger & Berman MUNICIPAL MONEY Fund ("Municipal Money"), Neuberger & Berman MUNICIPAL SECURITIES Trust ("Municipal Securities"), and Neuberger & Berman NEW YORK INSURED INTERMEDIATE Fund ("New York Insured Intermediate") (each a "Fund") are no-load mutual funds that offer shares pursuant to a Prospectus dated February 3, 1997. The Funds invest all of their net investable assets in Neuberger & Berman MUNICIPAL MONEY Portfolio, Neuberger & Berman MUNICIPAL SECURITIES Portfolio, and Neuberger & Berman NEW YORK INSURED Intermediate Portfolio (each a "Portfolio"), respectively. Shares of NEW YORK INSURED INTERMEDIATE are available to investors in New York and Florida only.

                  The Funds' Prospectus, which is also the prospectus for certain taxable fixed income funds administered by Neuberger & Berman Management Incorporated ("N&B Management"), provides basic information that an investor should know before investing. A copy of the Prospectus may be obtained, without charge, from N&B Management, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling 800-877-9700.

                  This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

                  No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

                                TABLE OF CONTENTS

                                                                           Page

INVESTMENT INFORMATION........................................................1
         Investment Policies and Limitations..................................1
         Investment  Approaches  of Neuberger & Berman  MUNICIPAL
         SECURITIES Portfolio  and  Neuberger & Berman
         NEW YORK INSURED INTERMEDIATE Portfolio..............................6
         Municipal Bond Insurance (Neuberger & Berman NEW YORK
         INSURED INTERMEDIATE Portfolio)......................................7
         Overview of Each Fund................................................8
         Types of Municipal Obligations......................................10
         Yield and Price Characteristics of Municipal Obligations............13
         Investment in Taxable Securities....................................13
         Additional Investment Information...................................15
         Risks of Fixed Income Securities....................................26

PERFORMANCE INFORMATION......................................................27
         Yield Calculations..................................................27
         Tax Equivalent Yield................................................28
         Total Return Computations...........................................29
         Comparative Information.............................................30
         Other Performance Information.......................................31

CERTAIN RISK CONSIDERATIONS..................................................32
         New York City.......................................................34
         New York State......................................................35
         Puerto Rico.........................................................37

TRUSTEES AND OFFICERS........................................................37

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES............................43
         Investment Manager and Administrator................................43
         Sub-Adviser.........................................................46
         Investment Companies Managed........................................47
         Management and Control of N&B Management............................49

DISTRIBUTION ARRANGEMENTS....................................................50

ADDITIONAL PURCHASE INFORMATION..............................................51
         Automatic Investing and Dollar Cost Averaging.......................51

ADDITIONAL EXCHANGE INFORMATION..............................................51

ADDITIONAL REDEMPTION INFORMATION............................................55
         Suspension of Redemptions...........................................55
         Redemptions in Kind.................................................55

DIVIDENDS AND OTHER DISTRIBUTIONS............................................55

ADDITIONAL TAX INFORMATION...................................................56
         Taxation of the Funds...............................................56
         Taxation of the Portfolios..........................................58
         Taxation of the Funds' Shareholders.................................60

VALUATION OF PORTFOLIO SECURITIES............................................62

PORTFOLIO TRANSACTIONS.......................................................62
         Portfolio Turnover..................................................63

REPORTS TO SHAREHOLDERS......................................................64

ORGANIZATION.................................................................64

CUSTODIAN AND TRANSFER AGENT.................................................64

INDEPENDENT AUDITORS.........................................................64

LEGAL COUNSEL................................................................64

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................64

REGISTRATION STATEMENT.......................................................65

FINANCIAL STATEMENTS.........................................................66

Appendix A--
         RATINGS OF MUNICIPAL OBLIGATIONS AND COMMERCIAL PAPER...............A-1

Appendix B--
         THE ART OF INVESTMENT:
         A CONVERSATION WITH ROY NEUBERGER...................................B-1

                             INVESTMENT INFORMATION

                  Each Fund is a separate series of Neuberger & Berman Income Funds ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Each Fund seeks its investment objective by investing all of its net investable assets in a Portfolio of Income Managers Trust ("Managers Trust") that has an investment objective identical to, and a name similar to, that of the Fund. Each Portfolio, in turn, invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. (The Trust and Managers Trust, which is an open-end management investment company managed by N&B Management, are together referred to below as the "Trusts.")

                  The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of each Fund and Portfolio. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund and Portfolio are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of Managers Trust ("Portfolio Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund or a Portfolio may not be changed without the approval of the lesser of (1) 67% of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding Fund or Portfolio shares are represented or (2) a majority of the outstanding shares of the Fund or Portfolio. These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote." Whenever a Fund is called upon to vote on a change in a fundamental investment policy or limitation of its corresponding Portfolio, the Fund casts its votes thereon in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

                  MUNICIPAL MONEY and MUNICIPAL SECURITIES have the following fundamental investment policy, to enable them to invest in their corresponding
Portfolios:

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

                  NEW YORK INSURED INTERMEDIATE has the following fundamental investment policy, to enable it to invest in its corresponding Portfolio:

         Notwithstanding any other investment policy or limitation of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

                  All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of each Fund are identical to those of its corresponding Portfolio. Therefore, although the following discusses the investment policies and limitations of the Portfolios, it applies equally to their corresponding Funds.

                  For purposes of the investment limitation on concentration in a particular industry, N&B Management determines the "issuer" of a municipal obligation that is not a general obligation note or bond based on the obligation's characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under a Portfolio's quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets a Portfolio's quality restrictions without credit support, the Portfolio treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the only issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee.

                  Except for the limitation on borrowing and the limitation on ownership of portfolio securities by officers and trustees, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Portfolio.

                  The  fundamental   investment   policies  and  limitations  of
Neuberger & Berman MUNICIPAL MONEY and Neuberger & Berman MUNICIPAL SECURITIES Portfolios are as follows:

                  1. BORROWING. Neither Portfolio may borrow money, except that a Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase transactions for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Portfolio's total assets, the Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

                  2. COMMODITIES. Neuberger & Berman MUNICIPAL MONEY Portfolio may not purchase commodities or contracts thereon, except that it may purchase the securities of issuers that own interests in any of the foregoing. Neuberger & Berman MUNICIPAL SECURITIES Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit Neuberger & Berman MUNICIPAL SECURITIES Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or future contracts on physical commodities) or from investing in securities of any kind.

                  3. DIVERSIFICATION. Neither Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities")) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

                  4. INDUSTRY CONCENTRATION. Neither Portfolio may invest 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to (i) U.S. Government and Agency Securities, (ii) municipal securities, or (iii) certificates of deposit ("CDs") or bankers' acceptances issued by domestic banks.

                  5. LENDING. Neither Portfolio may lend any securities or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations (i) through the purchase of a portion of an issue of debt securities and (ii) by engaging in repurchase agreements.

                  6. REAL ESTATE. Neither Portfolio may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

                  7. SENIOR SECURITIES. Neither Portfolio may issue senior securities, except as permitted under the 1940 Act.

                  8. UNDERWRITING. Neither Portfolio may underwrite securities of other issuers, except to the extent that a Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

                  The non-fundamental investment policies and limitations of Neuberger & Berman MUNICIPAL MONEY and Neuberger & Berman MUNICIPAL SECURITIES Portfolios are as follows:

                  1. GEOGRAPHIC CONCENTRATION. Neither Portfolio will invest 25% or more of its total assets in securities issued by governmental units located in any one state, territory, or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the United States).

                  2. ILLIQUID SECURITIES. Neither Portfolio may purchase any security if, as a result, more than 15% (10% in the case of Neuberger & Berman MUNICIPAL MONEY Portfolio) of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

                  3. BORROWING. Neither Portfolio may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

                  4. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, neither Portfolio may make any loans other than securities loans.

                  5. MARGIN TRANSACTIONS. Neither Portfolio may purchase securities on margin from brokers or other lenders, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. For Neuberger & Berman MUNICIPAL SECURITIES Portfolio, margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

                  The  fundamental   investment   policies  and  limitations  of
Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio are as follows:

                  1. BORROWING. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase transactions for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

                  2. COMMODITIES. The Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

                  3. INDUSTRY CONCENTRATION. The Portfolio may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities. State and local governments, their agencies and instrumentalities, including multi-state agencies, are not considered part of any "industry."

                  4. LENDING. The Portfolio may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations (i) through the purchase of debt securities and (ii) by engaging in repurchase agreements.

                  5. REAL ESTATE. The Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

                  6. SENIOR SECURITIES. The Portfolio may not issue senior securities, except as permitted under the 1940 Act.

                  7. UNDERWRITING. The Portfolio may not engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

                  The non-fundamental investment policies and limitations of Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio are as follows:

                  1. DIVERSIFICATION. At the close of each quarter of the Portfolio's taxable year, (i) not more than 25% of its total assets may be invested in the securities of a single issuer and (ii) with regard to at least 50% of its total assets, not more than 5% of its total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government and Agency Securities.

                  2. ILLIQUID SECURITIES. The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

                  3. BORROWING. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

                  4. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

                  5. MARGIN TRANSACTIONS. The Portfolio may not purchase securities on margin from brokers or other lenders, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

INVESTMENT APPROACHES OF NEUBERGER & BERMAN MUNICIPAL SECURITIES PORTFOLIO AND NEUBERGER & BERMAN NEW YORK INSURED INTERMEDIATE PORTFOLIO
--------------------------------------------------------------------------------

                  Neuberger & Berman MUNICIPAL SECURITIES Portfolio and Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio are managed in accordance with an investment approach developed by their sub-adviser, Neuberger & Berman, LLC ("Neuberger & Berman"), and currently used by that firm in managing taxable and tax-exempt fixed income portfolios with an aggregate value of approximately $10.5 billion. In the tax-exempt area, the approach is based, in part, on market studies that compared the yield and price volatility of short- to intermediate-term municipal obligations -- securities having maturities of five to ten years -- with the yield and price volatility of long-term municipal bonds -- securities having maturities of up to thirty years. The studies showed that municipal obligations with maturities of five to ten years have generally produced from 80% to 90% of the yield but have been subject to only one-half to two-thirds of the price volatility of 30-year municipal bonds.

                  The dollar-weighted average duration of each Portfolio is actively managed and may not exceed ten years. Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, variable or floating rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. See "Investment Information -- Variable or Floating Rate Securities; Demand and Put Features." In this and other, similar situations, N&B Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MUNICIPAL BOND INSURANCE (NEUBERGER & BERMAN NEW YORK INSURED INTERMEDIATE PORTFOLIO)
--------------------------------------------------------------------------------

                  Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio will purchase insured bonds only if, at the time of purchase, they have the highest credit rating available from a nationally recognized statistical rating organization ("NRSRO"). For an insured bond to receive the highest credit rating, an NRSRO must rate the claims-paying ability or financial strength of the insurance company in the highest category. There is, of course, no guarantee that the insurance company will continue to receive the highest credit rating or that it will be able to meet its obligation to the Portfolio. See Appendix A for a summary of the highest ratings of Municipal Bond Insurance companies by Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's").

                  The Municipal Bond Insurance covering the New York Municipal Securities purchased by the Portfolio may be either new issue insurance ("New Issue Insurance") or secondary insurance ("Secondary Insurance"). New Issue Insurance is purchased by the issuer of the municipal security at the time of the original issuance of such security. Secondary Insurance may be purchased by the broker, another investor or the Portfolio after the municipal security is originally issued. Generally, the Portfolio expects to purchase New York Municipal Securities that have been insured by another party.

                  The Portfolio may purchase bonds insured by AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA Corp."), Financial Guaranty Insurance Company ("FGIC"), or any other insurance company that has received the highest credit rating from at least one NRSRO. The Portfolio may invest more than 25% of its assets in bonds insured by the same insurance company. AMBAC, FGIC and MBIA Corp. collectively hold a market share in excess of 90% of the Municipal Bond Insurance market.

                  AMBAC is a wholly-owned subsidiary of AMBAC Inc. and is licensed to do business in all 50 states, the District of Columbia, and Puerto Rico. AMBAC is the successor to the business of the oldest Municipal Bond Insurance company, which wrote the first Municipal Bond Insurance policy in 1971. According to its shareholder or other reports, AMBAC is a Wisconsin-domiciled stock insurance corporation with admitted assets of approximately $2,421,000,000 (unaudited) and statutory capital of approximately $1,359,000,000 (unaudited) as of December 31, 1995. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC primarily provides New Issue Insurance.

                  MBIA Corp. is a wholly-owned subsidiary of MBIA Inc. and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands, and Puerto Rico. MBIA Corp. primarily provides New Issue Insurance and Secondary Insurance. It also provides surety bonds for debt service reserve funds. MBIA Corp. also insures other types of obligations, such as asset-backed securities, debt of investor-owned utilities and municipal deposits in approved financial institutions. According to its shareholder or other reports, as of June 30, 1996, MBIA Corp. had admitted assets of $4.2 billion (unaudited), total liabilities of $2.8 billion (unaudited), and total capital and surplus of $1.4 billion (unaudited)
determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. According to its shareholder or other reports, as of December 31, 1995, MBIA Corp. had admitted assets of $3.8 billion (audited), total liabilities of $2.5 billion (audited), and total capital and surplus of $1.3 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

                  FGIC is a wholly-owned subsidiary of FGIC Corporation, which is a subsidiary of General Electric Capital Corporation. FGIC is licensed to do business in all 50 states, the District of Columbia, the United Kingdom and France. FGIC is a leading insurer of municipal bonds, and also insures a variety of structured debt issues in the taxable market. According to its shareholder or other reports, as of September 30, 1996, the total capital and surplus of FGIC was approximately $1,097,000,000. Approximately 86% of the business written to date by FGIC has been Municipal Bond Insurance.

OVERVIEW OF EACH FUND
---------------------

                  N&B Management offers three municipal funds - MUNICIPAL MONEY, MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE. Through their Portfolios, these Funds invest in municipal securities. These Funds are oriented to investors who seek to benefit from the tax-advantaged status of municipal bonds. (Each Fund may invest in securities whose income is subject to the federal alternative minimum tax.)

                  We take a similar approach to the management of all three Funds' Portfolios. Investments are made in municipal bond sectors that offer higher yield than other sectors with what we believe is appropriate risk. Within the sectors, we seek individual securities that offer attractive income as well as liquidity appropriate to the Fund. The duration of the Portfolios is managed in order to protect principal in difficult environments and actively manage the Portfolios to provide a high level of tax-exempt income. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. In general, the longer you extend a bond's duration, the greater its potential return and exposure to interest rate fluctuations.

NEUBERGER&BERMAN MUNICIPAL MONEY FUND
-------------------------------------

                  MUNICIPAL MONEY is invested in order to provide maximum current tax-exempt income while seeking to maintain a constant one dollar net asset value. Through its Portfolio, this Fund invests in high quality, short-term municipal securities that are selected based upon their perceived ability to provide high current income consistent with safety and liquidity. Since this portfolio invests exclusively in short-term municipal securities, its shareholders avoid the market fluctuations and risk that come with investment in longer-term municipal bonds, while receiving dividends that are exempt from federal income tax.

NEUBERGER&BERMAN MUNICIPAL SECURITIES TRUST
-------------------------------------------

                  MUNICIPAL SECURITIES seeks to maximize total return on a risk-adjusted basis by generating high tax-exempt current income and investing strategically in short-to-intermediate maturities. Our studies have shown that municipal portfolios of up to ten years in duration deliver a significant portion of the income and performance of longer, more volatile issues. As we focus on this intermediate area of the market, we also seek to increase returns through sector diversification. Sectors utilized include pre-refunded bonds, general obligation issues and essential service revenue bonds such as water and sewer authorities. In addition, we selectively choose among Housing Authority, health care and pollution control revenue issues. In order to further reduce risk, all the securities we purchase are of at least investment grade. In addition, we actively manage the Portfolio's duration with the objective of protecting principal, and enhancing total return through capital appreciation. The maximum average duration of the Portfolio is ten years.

NEUBERGER&BERMAN NEW YORK INSURED INTERMEDIATE FUND
---------------------------------------------------

                  NEW YORK INSURED INTERMEDIATE seeks to provide investors with a high level of income that is exempt from Federal income tax and New York State and New York City personal income taxes. In order to provide investors with the highest degree of safety of principal, at least 65% of the Portfolio's value will be invested in securities that are rated in the highest investment grades and additionally have coupon and principal payments that are guaranteed by insurance companies. The balance of the issues will be investment grade issues that may or may not be insured. We actively seek out issues that, because of supply and demand considerations, offer better yield than other municipal issues of comparable quality. Sectors held in the Portfolio will include revenue bonds, general obligation issues, hospital authority issues, and industrial revenue bonds. Similar to our MUNICIPAL SECURITIES, this Fund invests in a Portfolio of securities that has a maximum average duration of ten years. In addition, the Portfolio's average duration is actively managed with the intention of controlling risk and providing the possibility of capital appreciation.

TYPES OF MUNICIPAL OBLIGATIONS
------------------------------

                  The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued. Except as otherwise provided in the Prospectus and this SAI, the Portfolios' investment portfolios may consist of any combination of the types of municipal obligations described in the Prospectus or in this SAI. The proportions in which each Portfolio invests in various types of municipal obligations will vary from time to time.

                  GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

                  REVENUE BONDS. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral commitment" of a related governmental unit (subject, however, to appropriations). Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

                  Most industrial development bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

                  MUNICIPAL LEASE OBLIGATIONS (NEUBERGER & BERMAN MUNICIPAL SECURITIES PORTFOLIO AND NEUBERGER & BERMAN NEW YORK INSURED INTERMEDIATE PORTFOLIO). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. A Portfolio will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Portfolio a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality's credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a "non-appropriation" clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to a Portfolio.

                  MUNICIPAL NOTES.  Municipal notes include the following:

                  1. PROJECT NOTES are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are the primary obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the U.S. as additional security.

                  2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as income, sales, use, and business taxes, and are payable from these future revenues.

                  3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenue, such as that available under federal revenue-sharing programs. Because of proposed measures to reform the federal budget and alter the relative obligations of federal, state, and local governments, many revenue-sharing programs are in a state of uncertainty.

                  4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

                  5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae or the Government National Mortgage Association ("GNMA").

                  6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

                  7. PRE-REFUNDED AND "ESCROWED" MUNICIPAL BONDS are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities. The Portfolios can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

                  TENDER OPTION BONDS (NEUBERGER & BERMAN MUNICIPAL SECURITIES PORTFOLIO AND NEUBERGER & BERMAN NEW YORK INSURED INTERMEDIATE PORTFOLIO). Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. N&B Management considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond's rating falls below investment grade.

YIELD AND PRICE CHARACTERISTICS OF MUNICIPAL OBLIGATIONS
--------------------------------------------------------

                  Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

                  Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of a Portfolio's investments, whereas a decline in interest rates generally will increase that value. The ability of each Portfolio to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Portfolios invest (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

INVESTMENT IN TAXABLE SECURITIES
--------------------------------

                  The types of taxable securities in which each Portfolio temporarily may invest are limited to the following short-term fixed income securities, with maturities of one year or less from the time of purchase:

                  U.S. GOVERNMENT AND AGENCY SECURITIES. U.S. Government and Agency Securities are direct obligations of the U.S. Government, or its agencies and instrumentalities, such as the GNMA, Fannie Mae, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association and Tennessee Valley Authority. Many agency securities are not backed by the full faith and credit of the United States.

                  BANKING SECURITIES. The Portfolios may invest in banking obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by U.S. commercial banks. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Portfolios invest typically are not covered by deposit insurance.

                  A Portfolio may invest in securities issued by a U.S. commercial bank only if (1) the bank has total assets of at least $1,000,000,000, (2) the bank is on N&B Management's approved list, and (3) its deposits are insured by the Federal Deposit Insurance Corporation.

                  REPURCHASE AGREEMENTS. In a repurchase agreement, a Portfolio purchases securities from a bank that is a member of the Federal Reserve System or a securities dealer that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Portfolio may enter into such a repurchase agreement if, as a result, more than 15% (or 10% in the case of Neuberger & Berman MUNICIPAL MONEY Portfolio) of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Portfolio may enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Portfolio's investment policies and limitations would allow it to purchase directly, except that Neuberger & Berman MUNICIPAL MONEY Portfolio may invest only in repurchase agreements with respect to securities rated in the highest rating category by S&P, Moody's, or any other NRSRO, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by its custodian or a bank acting as the Portfolio's agent.

                  SECURITIES LOANS. In order to realize income, each Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by N&B Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Portfolio by depositing collateral in a form determined to be satisfactory by the Portfolio Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. N&B Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

                  COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by N&B Management to be of equivalent quality. Each Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, N&B Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Portfolio Trustees.

                  SWAP AGREEMENTS (NEUBERGER & BERMAN MUNICIPAL SECURITIES PORTFOLIO AND NEW YORK INSURED INTERMEDIATE PORTFOLIO). To help enhance the value of its portfolio or manage its exposure to different types of investments, the Portfolio may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate "caps," "floors," and "collars." In accordance with SEC staff requirements, the Portfolio will segregate cash or liquid high-grade debt securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Portfolio will segregate only the amount of its net obligation, if any.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

                  The Portfolios' investments in municipal obligations and taxable securities may take the form of the following types of investments:

                  VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates, or some other objective measure.

                  The Adjustable Rate Securities in which the Portfolios invest are municipal obligations which frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by municipal bond insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Portfolios' quality standards. Accordingly, in purchasing these securities, each Portfolio relies primarily on the creditworthiness of the credit instrument issuer or the insurer. Neither Neuberger & Berman MUNICIPAL MONEY Portfolio nor Neuberger & Berman MUNICIPAL SECURITIES Portfolio may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, Neuberger & Berman MUNICIPAL SECURITIES Portfolio excludes securities that do not rely on the credit instrument or insurance for their rating, i.e., stand on their own credit.

                  A Portfolio can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Portfolio to sell the security to the issuer or third party at a specified price. A Portfolio may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

                  In  calculating  its  dollar-weighted   average  maturity  and
duration, each Portfolio is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, N&B Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

                  PURCHASES WITH A STANDBY COMMITMENT TO REPURCHASE. When a Portfolio purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable "put" option held by a Portfolio that terminates if the Portfolio sells the obligations to a third party.

                  The Portfolios may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. A Portfolio's ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, a Portfolio may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

                  Although none of the Portfolios currently intends to invest in standby commitments, each reserves the right to do so. No Portfolio will invest in standby commitments unless it receives an opinion of counsel or a ruling of the Internal Revenue Service ("Service") satisfactory to the Portfolio Trustees that the interest earned by the Portfolio on municipal obligations subject to a standby commitment will be exempt from federal income tax. No Portfolio will acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; a Portfolio will do so only to facilitate portfolio liquidity. By enabling a Portfolio to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Portfolio to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

                  Standby commitments are valued at zero in determining net asset value ("NAV"). The maturity or duration of municipal obligations purchased by a Portfolio is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Portfolio's investment portfolio.

                  PARTICIPATION INTERESTS. The Portfolios may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined to be creditworthy. A Portfolio has the right to sell the participation interest back to the bank, usually after seven days' notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid loss when the underlying municipal obligations are in default. Although no Portfolio currently intends to acquire participation interests, each reserves the right to do so in the future. No Portfolio will purchase participation interests unless it receives an opinion of counsel or a ruling of the Service satisfactory to the Portfolio Trustees that interest earned by the Portfolio on municipal obligations in which it holds participation interests is exempt from federal income tax.

                  RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Portfolios may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed further to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio's illiquidity. N&B Management, acting under guidelines established by the Portfolio Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

                  Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. To the extent restricted securities, including Rule 144A securities are illiquid, purchases thereof will be subject to each Portfolio's 15% (or 10% in the case of Neuberger & Berman MUNICIPAL MONEY Portfolio) limit on investments in illiquid securities. Restricted securities for which no market exists are priced by a method that the Portfolio Trustees believe accurately reflects fair value.

                  WHEN-ISSUED TRANSACTIONS. Each Portfolio may purchase securities on a when-issued basis. These transactions involve a commitment by a Portfolio to purchase securities that will be issued at a future date (ordinarily within two months, although the Portfolio may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

                  When-issued transactions enable a Portfolio to "lock in" what N&B Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, a Portfolio might purchase a security on a when-issued basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.

                  The value of securities purchased on a when-issued basis and any subsequent fluctuations in their value are reflected in the computation of a Portfolio's net asset value ("NAV") starting on the date of the agreement to purchase the securities. Because the Portfolio has not yet paid for the securities, this produces an effect similar to leverage. The Portfolio does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

                  A Portfolio will purchase securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it has been entered into. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize capital gains or losses in connection with these transactions.

                  When a Portfolio purchases securities on a when-issued basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. This procedure is designed to ensure that the Portfolio maintains sufficient assets at all times to cover its obligations under when-issued purchases.

                  REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of each Portfolio's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Portfolio will deposit in a segregated account with its custodian cash, or appropriate liquid securities, marked to market daily, in an amount at least equal to each Portfolio's obligations under the agreement. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio. None of the Portfolios currently expects to enter into reverse repurchase agreements or borrow money.

                  ZERO COUPON SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the securities, and the perceived credit quality of the issuer.

                  The discount on zero coupon securities ("original issue discount") must be taken into account ratably by each such Portfolio prior to the receipt of any actual payments. Because its corresponding Fund must distribute substantially all of its net income (including its share of the Portfolio's accrued tax-exempt original issue discount) to its shareholders each year for income tax purposes, each such Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its corresponding Fund's distribution requirements. See "Additional Tax Information."

                  The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having the same or similar maturities and credit quality.

                  FUTURES CONTRACTS AND OPTIONS THEREON (NEUBERGER & BERMAN MUNICIPAL SECURITIES PORTFOLIO AND NEUBERGER & BERMAN NEW YORK INSURED INTERMEDIATE PORTFOLIO). Neuberger & Berman MUNICIPAL SECURITIES and Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolios may purchase and sell Futures Contracts and options thereon in an attempt to hedge against changes in the prices of municipal obligations and other securities resulting from changes in prevailing interest rates. Because the futures markets may be more liquid than the cash markets, the use of Futures permits a Portfolio to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Portfolios do not engage in transactions in Futures or options thereon for speculation. The Portfolios view investment in Futures and options thereon as a duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities.

                  A "sale" of a Futures Contract (or a "short" Futures position) entails the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a Futures Contract (or a "long" Futures position) entails the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain Futures, including bond index Futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

                  U.S. Futures are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

                  Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets.

A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month.

                  "Margin" with respect to Futures is the amount of assets that must be deposited by a Portfolio with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Portfolio's Futures positions. The margin deposit made by a Portfolio when it enters into a Futures Contract ("initial margin") is intended to assure its performance of the contract. If the price of the Futures Contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Portfolio will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the Futures Contract cause the margin deposit to exceed the required margin, the excess will be paid to the Portfolio. In computing its daily NAV, each Portfolio marks to market the value of its open Futures positions. A Portfolio also must make margin deposits with respect to options on Futures that it has written. If the futures commission merchant holding the deposit goes bankrupt, the Portfolio could suffer a delay in recovering its funds and could ultimately suffer a loss.

                  An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting Futures positions by the writer and holder of the option is accompanied by delivery of the accumulated cash balance in the writer's Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.

                  Although each Portfolio believes that the use of Futures Contracts will benefit it, if N&B Management's judgment about the general direction of the markets is incorrect, a Portfolio's overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of Futures and of the securities being hedged can be only approximate. Decisions regarding whether, when, and how to hedge involve skill and judgment. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends, or lack of correlation between the futures markets and the securities markets. Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

                  Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and option positions and subjecting investors to substantial losses. If this were to happen with respect to a position held by a Portfolio, it could (depending on the size of the position) have an adverse impact on the NAV of the Portfolio.

                  PUT AND CALL OPTIONS (NEUBERGER & BERMAN NEW YORK INSURED INTERMEDIATE PORTFOLIO). Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio may write and purchase put and call options on municipal securities and other securities. Generally, the purpose of writing and purchasing these options is to reduce the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and its corresponding Fund's NAVs. The Portfolio may also write covered call options to earn premium income. Portfolio securities on which call and put options may be written and purchased by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.

                  The Portfolio will receive a premium for writing a put option, which obligates the Portfolio to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. The Portfolio may be obligated to purchase the underlying security at more than its current value.

                  When the Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Portfolio would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

                  When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date, if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the option. The Portfolio writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying a call option at less than the market price, thereby giving up any additional gain on the security.

                  When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Portfolio would purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

                  The  writing  of  covered  call  options  is  a   conservative
investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do), but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at a price which may be higher than the current market price of the security. If a call or put option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, in the case of a call option, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.

                  The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

                  Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and a counter-party, with no clearing organization guarantee. Thus, when the Portfolio sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing transaction" with the dealer to whom (or from whom) the Portfolio originally sold (or purchased) the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless the Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Portfolio may be unable to liquidate its options position and the associated cover. N&B Management monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options transactions, and limits the Portfolio's counter-parties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.

                  The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                  The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Portfolio's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

                  Closing transactions are effected in order to realize a profit on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both. If the Portfolio desires to sell a security on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Portfolio will be able to effect closing transactions at favorable prices. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

                  The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Portfolio; however, the Portfolio could be in a less advantageous position than if it had not written the call option.

                  The Portfolio pays brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

                  REGULATORY LIMITATIONS ON USING FUTURES, OPTIONS ON FUTURES, AND OPTIONS ON SECURITIES (COLLECTIVELY, "HEDGING INSTRUMENTS") (NEUBERGER & BERMAN MUNICIPAL SECURITIES PORTFOLIO AND NEUBERGER & BERMAN NEW YORK INSURED INTERMEDIATE PORTFOLIO). To the extent a Portfolio sells or purchases Futures
Contracts and/or writes options thereon other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

                  COVER FOR HEDGING INSTRUMENTS (NEUBERGER & BERMAN MUNICIPAL SECURITIES PORTFOLIO AND NEUBERGER & BERMAN NEW YORK INSURED INTERMEDIATE PORTFOLIO). Neuberger & Berman MUNICIPAL SECURITIES and Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolios will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the Futures or option strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. A Portfolio may be unable promptly to dispose of assets which cover, or are segregated with respect to, an illiquid Futures or options position; this inability may result in a loss to the Portfolio.

                  GENERAL RISKS OF HEDGING INSTRUMENTS (NEUBERGER & BERMAN MUNICIPAL SECURITIES PORTFOLIO AND NEUBERGER & BERMAN NEW YORK INSURED INTERMEDIATE PORTFOLIO). The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in the prices of the securities held or to be acquired by a Portfolio and changes in market value of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instruments are different from those needed to select a Portfolio's securities; (4) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Hedging Instruments. N&B Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of a Portfolio's underlying securities. N&B Management intends to reduce the risk that a Portfolio will be unable to close out Hedging Instruments by entering into such transactions only if N&B Management believes there will be an active and liquid secondary market. There can be no assurance that a Portfolio's use of Hedging Instruments will be successful.

                  Neuberger & Berman MUNICIPAL SECURITIES and Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolios' use of Hedging Instruments may be limited by provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which each of those Portfolios must comply if its corresponding Fund is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information."

RISKS OF FIXED INCOME SECURITIES
--------------------------------

                  Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

                  Subsequent to its purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, N&B Management will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that Neuberger & Berman MUNICIPAL SECURITIES or Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio's holdings of securities that are below investment grade will not exceed 5% of its net assets. With respect to Neuberger & Berman MUNICIPAL MONEY Portfolio, N&B Management will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7 under the 1940 Act.

                        PERFORMANCE INFORMATION

                  Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of each Fund will vary. The share prices of MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE will vary, and an investment in either of these Funds, when redeemed, may be worth more or less than an investor's original cost.

YIELD CALCULATIONS
------------------

                  MUNICIPAL MONEY may advertise its "current yield" and "effective yield" in the financial press and other publications. The Fund's CURRENT YIELD is based on the return for a recent seven-day period and is computed by determining the net change (excluding capital changes) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period. The result is a "base period return," which is then annualized -- that is, the amount of income generated during the seven-day period is assumed to be generated each week over a 52-week period -- and shown as an annual percentage of the investment.

                  The EFFECTIVE YIELD of MUNICIPAL MONEY is calculated similarly, but the base period return is assumed to be reinvested. The assumed reinvestment is calculated by adding 1 to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

                  For the seven calendar days ended October 31, 1996, the current yield and effective yield of MUNICIPAL MONEY were 2.84% and 2.88%, respectively.

                  Each of MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE may advertise its "yield" based on a 30-day (or one month) period. This YIELD is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment. For the 30-day period ended October 31, 1996, the annualized yields of MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE were 4.14% and 4.16%, respectively.

TAX EQUIVALENT YIELD
--------------------

                  Each of MUNICIPAL MONEY and MUNICIPAL SECURITIES may advertise a "tax equivalent yield" that reflects the taxable yield that an investor subject to the highest marginal rate of federal income tax (currently 39.6%) would have had to receive in order to realize the same level of after-tax yield produced by an investment in a Fund. TAX EQUIVALENT YIELD is calculated according to the following formula:

                  Tax Equivalent Yield  =    Y1  +  Y2
                                            ----
                                            1-MR

where Y1 equals that portion of a Fund's current or effective yield that is not subject to federal income tax, Y2 equals that portion of the Fund's current or effective yield that is subject to that tax, and MR equals the highest marginal federal tax rate.

                  For example, if the tax-free yield is 4%, there is no income subject to federal income tax, and the maximum tax rate is 39.6%, the computation is:

             4% / (1 - .396) = 4 / .604 = 6.62% Tax Equivalent Yield

In this example, the after-tax yield will be lower than the 4% tax-free investment if available taxable yields are below 6.62%; conversely, the taxable investment will provide a higher after-tax yield, when taxable yields exceed 6.62%. The tax equivalent current yield and tax-equivalent effective yield of MUNICIPAL MONEY for the 7-day period ended October 31, 1996, were 4.70% and 4.81%, respectively. The tax-equivalent yield of MUNICIPAL SECURITIES for the 30-day period ended that date was 6.85%, assuming a marginal tax rate of 39.6%.

                  The use of a 4% yield in these examples is for illustrative purposes only and is not indicative of the Funds' future performance.

                  NEW YORK INSURED INTERMEDIATE also may advertise a "tax equivalent yield" that reflects the taxable yield that an investor subject to the highest marginal rates of federal individual, and New York State and New York City personal, income taxes (currently totaling 46.7%) would have had to receive in order to realize the same level of after-tax yield that an investment in the Fund produced. This TAX-EQUIVALENT YIELD is calculated by dividing the Fund's yield (calculated as described above) by the decimal resulting from subtracting the combined maximum income tax rate from one.

                  For example, if the tax-free yield is 4%, there is no income subject to federal income tax, and the maximum combined tax rate is 46.7%, the computation is:

             4 / (1 - .467) = 4 / .533 = 7.50% Tax-Equivalent Yield

In this example, the after-tax yield will be higher from the 4% tax-free investment if available taxable yields are below 7.50%; conversely, the taxable investment will provide a higher after-tax yield when taxable yields exceed 7.50%. This example assumes that all of the Fund's dividends are exempt from federal income tax and New York State and New York City personal income taxes.

                  The tax-equivalent yield of NEW YORK INSURED INTERMEDIATE for the 30-day period ended October 31, 1996 was 7.80%, assuming a combined tax rate of 46.7%.

TOTAL RETURN COMPUTATIONS
-------------------------

                  MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                 P (1+T)n = ERV

Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

                  For the one- and five-year periods ended October 31, 1996, and the period from July 9, 1987 (commencement of operations) through October 31, 1996, the average annual total returns for MUNICIPAL SECURITIES and its predecessor were +3.92%, +5.82%, and +6.39%, respectively. If an investor had invested $10,000 in that predecessor's shares on July 9, 1987, and had reinvested all distributions and income dividends, the NAV of that investor's holdings would have been $17,813 on October 31, 1996.

                  For the one-year period ended October 31, 1996 and for the period from February 1, 1994 (commencement of operations) to October 31, 1996 the average annual total returns for NEW YORK INSURED INTERMEDIATE were +3.58% and +4.04%, respectively. If an investor had invested $10,000 in Fund shares on February 1, 1994, and had reinvested all distributions, the NAV of that investor's holdings would have been $11,150 on October 31, 1996.

                  N&B Management has reimbursed the Funds and, in the case of MUNICIPAL SECURITIES, its predecessor for certain expenses during the periods mentioned above, which has the effect of increasing yield and total return.

COMPARATIVE INFORMATION
-----------------------

                  From time to time each Fund's performance may be compared with:

         (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, IBC/Donoghue's Money Market Fund Report, Investment Company Data Inc., Morningstar Inc., Micropal Incorporated and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

         (2) recognized bond, stock, and other indices such as the Municipal Bond Buyers Indices (and other indices of municipal obligations), Shearson Lehman Bond Index, the Standard & Poor's "500" Composite Stock Price Index ("S&P 500 Index"), Dow Jones Industrial Average ("DJIA"), S&P/BARRA Index, Russell Index, and various other domestic, international, and global indices and changes in the U.S. Department of Labor Consumer Price Index. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Portfolio may invest in different types of securities from those included in some of the above indices.

                  Each Fund's performance also may be compared from time to time with the following specific indices and other measures of performance:

         MUNICIPAL MONEY's performance may be compared with the IBC/Donoghue's Tax-Free General Purpose Money Market Funds average.

         MUNICIPAL SECURITIES' and NEW YORK INSURED INTERMEDIATE'S performance may be compared with the Lehman Brothers 3-year G.O. and 5-year G.O. Bond Indices, 3-year and 5-year general obligation bonds, and the Lipper Intermediate Municipal Debt Funds category.

                  In addition, each Fund's performance may be compared at times with that of various bank instruments (including bank money market accounts and CDs of varying maturities) as reported in publications such as The Bank Rate Monitor. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of certain of its competitors. Of course, past performance is not a guarantee of future results. Unlike an investment in a Fund, bank CDs pay a fixed rate of interest for a stated period of time and are insured up to $100,000.

                  Evaluations of the Funds'  performance,  and their yield/total returns and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Funds may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

OTHER PERFORMANCE INFORMATION
-----------------------------

                  From time to time,  information about a Portfolio's  portfolio
allocation   and  holdings  as  of  a   particular   date  may  be  included  in
Advertisements for its corresponding Fund. This information may include the Portfolio's portfolio diversification by asset type. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

                  Information (including charts and illustrations) showing the effects of compounding interest may be included in Advertisements from time to time. Compounding is the process of earning interest on principal plus interest that was earned earlier. Interest can be compounded at different intervals, such as annually, semi-annually, quarterly, monthly, or daily. For example, $1,000 compounded annually at 9% will grow to $1,090 at the end of the first year (an increase of $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9% will grow to $2,367 at the end of ten years and $5,604 at the end of twenty years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. All these examples are for illustrative purposes only and are not indicative of any Fund's performance.

                  Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

                  Information relating to how much you would have to earn with a taxable investment in order to match the tax-exempt yield of a municipal bond fund also may be included in Advertisements. The chart below illustrates this.

Federal Tax Bracket             31.0%      36.0%       39.6%

Municipal Bond Yield            4.0%       4.0%        4.0%

Equivalent Taxable Yield        5.8%       6.3%        6.6%

                  Information regarding the effects of automatic investing and systematic withdrawal plans, and investing at market highs and/or lows also may be included in Advertisements, if appropriate.

                  From time to time the investment philosophy of N&B Management's founder, Roy R. Neuberger, may be included in the Funds' Advertisements. This philosophy is described in further detail in "The Art of
Investment: A Conversation with Roy Neuberger," attached as Appendix B to this SAI.


                           CERTAIN RISK CONSIDERATIONS

                  A Fund's investment in its corresponding Portfolio may be affected by the actions of other larger investors in the Portfolio, if any. For example, if a large investor in a Portfolio (other than a Fund) redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

                  Although each Portfolio seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance any Portfolio will achieve its investment objective. Each Portfolio's ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Portfolio invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

                  The ratings of New York Municipal Securities and other municipal securities by S&P, Moody's, and other NRSROs, as well as their ratings of municipal bond insurers, represent their opinions as to the quality of municipal obligations and companies they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal obligations with the same maturity, duration, coupon, and rating may have different yields. There are variations in municipal obligations and in bond insurers, both within a particular classification and between classifications. These variations result from numerous factors, each of which could affect the obligation's or insurer's rating. See Appendix A to this SAI for ratings by S&P and Moody's of municipal obligations and claims-paying ability or financial strength of municipal bond insurers.

                  Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration in the future. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information by recently amending Rule 15c2-12 of the Securities Exchange Act of 1934, as amended (the "Rule"). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC's intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

                  The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations. In addition, there have been lawsuits challenging the issuance of pollution control revenue bonds and certain general obligation bonds of New York City and the validity of their issuance under state or federal law that could ultimately affect the validity of such bonds or the tax-free nature of the interest thereon.

                  The Tax Reform Act of 1986 eliminated the federal income tax exemption for interest on certain municipal obligations and, as a result, has affected the availability of municipal obligations for investment by each Portfolio. There can be no assurance that similar legislation affecting the tax-exempt status of other municipal obligations will not be enacted in the future. In the event such legislation is enacted, each Fund and its corresponding Portfolio will reevaluate its investment objective, policies and limitations.

                  The following information as to certain New York City ("City"), New York State ("State"), and Puerto Rico risk factors is given to investors in view of the policy of Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio of concentrating its investments in New York Municipal Securities. Such information constitutes only a brief discussion, does not purport to be a complete description, and is based on information from sources believed to be reliable, including official statements relating to securities offerings of the State and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by Neuberger & Berman NEW YORK INSURED INTERMEDIATE Fund or Portfolio.

YNEW YORK CITY
--------------

                  The  City  faces  potential   economic  problems  which  could
seriously affect its ability to meet its financial obligations.

                  The national economic downturn which began in July 1990 adversely affected the City's economy, which had been declining since late 1989. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and the City's current four-year financial plan assumes that moderate growth will continue through calendar year 2000.

                  For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget, as required by New York State law, without additional tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

                  Pursuant to the New York State Financial Emergency Act for the City of New York (the "Financial Emergency Act" or the "Act"), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City submitted to the New York State Financial Control Board ("Control Board") on June 21, 1996 a financial plan for the 1997 through 2000 fiscal years (the "Financial Plan") which was subsequently modified on November 14, 1996 to reflect  actual  receipts and  expenditures  since the release of the  Financial
Plan. A further modification to the Financial Plan for the City's 1997 through 2000 fiscal years is expected to be published shortly. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and meet its annual cash flow and financing requirements.

                  From 1975 to 1986, the City's financial condition was subject to oversight and review by the Control Board. As of 1986, the Control Board's supervisory power was suspended due to the City's satisfaction of certain statutory conditions required under the Financial Emergency Act. The City is still required to submit its four-year financial plan to the Control Board for the Control Board's limited review until the expiration of the Financial Emergency Act on July 1, 2008.

                  In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised downward its rating in City general obligation bonds from A-to BBB+. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991, to Baa1. Since July 15, 1993, Fitch has rated City bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative.

NEW YORK STATE
--------------

                  The State's 1996-1997 Financial Plan is projected to be balanced on a cash basis. The State issued its first update to the cash-basis 1996-1997 State Financial Plan on October 25, 1996, reflecting a continued balance in the State's 1996-1997 Financial Plan with a reserve for contingencies in the General Fund of $300 million. This reserve will be utilized to help affect a variety of potential risks and other unexpected contingencies the State may face during the balance of the 1996-1997 fiscal year. The State Division of the Budget, however, cautioned that these projections were subject to various risks, including state and national economic forecasts and recently adopted federal welfare legislation.

                  The  Governor is  required to submit a balanced  budget to the
State Legislature and has indicated he will close any potential imbalance in the 1997-1998 Financial Plan primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected that the State's 1997-1998 Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives. The Division of the Budget intends to update the State Financial Plan upon release of the 1997-1998 Executive Budget. The Governor has not yet submitted a proposed budget for the State's 1997-1998 fiscal year. There can be no assurances that the Budget will be enacted before April 1, 1997.

                  The State Financial Plan is comprised of four governmental funds, of which the General Fund is the largest. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-1997 fiscal year, the General Fund is expected to account for approximately 47 percent of total Governmental Funds disbursements and 71 percent of total State Funds disbursements.

                  Based on the revised economic outlook and actual receipts for the first six months of 1996-1997, projected General Fund receipts for the 1996-1997 State fiscal year have increased. Most of this projected increase is in the yield of the personal income tax ($241 million), with additional increases now expected in business taxes ($124 million) and other tax receipts ($49 million). Projected collections from user taxes and fees have been revised downward slightly ($5 million).

                  The projected closing fund balance in the General Fund is $337 million and reflects a balance of $252 million in the Tax Stabilization Reserve Fund (following a payment of $15 million during the current fiscal year) and a deposit of $85 million to the Contingency Reserve Fund.

                  There can be no assurance that the State's economy will not experience worse-than-predicted results in the 1996-1997 fiscal year, or that the State will not face substantial budget gaps in the future. Such incidents could cause material and adverse effects on the State's projections of receipts and disbursements.

                  New York State's economy is expected to expand modestly through the second half of 1996 with employment, wages and incomes continuing their modest rise. State personal income is projected to increase by 5.2% in 1996 and 4.7% in 1997.

                  Certain State agencies and local governments require State assistance to meet their financial obligations. The ability of the State to meet its own obligations or to obtain additional financing could be adversely affected if there is an increased need for assistance by State agencies and local governments.

                  On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively.

PUERTO RICO
-----------

                  The economy of Puerto Rico is closely linked with that of the U.S. and will depend on several factors, including the condition of the U.S. economy, the exchange rate for the U.S. dollar, the price stability of oil imports, and interest rates. Businesses have enjoyed a federal tax advantage from locating certain of their operations in Puerto Rico. However, this program will be phased out over the next several years, with uncertain effect on the Puerto Rican economy.


                           TRUSTEES AND OFFICERS

                  The following table sets forth information concerning the trustees and officers of the Trusts, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds and their corresponding portfolios administered or managed by N&B Management and Neuberger & Berman.



 Name, Address               Positions Held                    Principal
 AND AGE(1)                  WITH THE TRUSTS                   OCCUPATION(S) (2)
 ----------                  ---------------                   -----------------
 John Cannon (67)            Trustee of each Trust             President,   AMA  Investment  Advisers,  Inc.
 CDC Associates, Inc.                                          (registered   investment   adviser)  (1976  -
 620 Sentry Parkway                                            1991);  Senior Vice  President AMA Investment
 Suite 220                                                     Advisers,  Inc.  (1991-  1993);  President of
 Blue Bell, PA  19422                                          AMA  Family of Funds  (investment  companies)
                                                               (1976 - 1991);  Chairman and Chief Investment
                                                               Officer of CDC Associates,  Inc.  (registered
                                                               investment adviser) (1993-present).

 Stanley Egener* (62)        Chairman  of  the  Board,  Chief  Principal  of  Neuberger & Berman;  President
                             Executive  Officer,  and Trustee  and Director of N&B  Management;  Chairman of
                             of each Trust                     the  Board,   Chief  Executive   Officer  and

                                                               Trustee of eight other  mutual funds for which
                                                               N&B Management  acts as investment  manager or
                                                               administrator.

 Theodore P. Giuliano* (44)  President  and  Trustee  of each  Principal   of   Neuberger  &  Berman;   Vice
                             Trust                             President  and  Director  of N&B  Management;
                                                               President  and  Trustee  of one  other  mutual
                                                               fund for  which  N&B Management acts as
                                                               administrator.

 Barry Hirsch (63)           Trustee of each Trust             Senior   Vice   President,   Secretary,   and
 Loews Corporation                                             General   Counsel   of   Loews    Corporation
 667 Madison Avenue                                            (diversified financial corporation).
 8th Floor
 New York, NY 10021

 Robert A. Kavesh (69)       Trustee of each Trust             Professor  of Finance and  Economics at Stern
 110 Bleecker Street                                           School  of  Business,  New  York  University;
 Apt. 24B                                                      Director  of  Del   Laboratories,   Inc.  and
 New York, NY 10012                                            Greater New York Mutual Insurance Co.



 Name, Address               Positions Held                    Principal
 AND AGE(1)                  WITH THE TRUSTS                   OCCUPATION(S) (2)
 ----------                  ---------------                   -----------------

 William E. Rulon (64)       Trustee of each Trust             Retired.    Senior    Vice    President    of
 Foodmaker, Inc.                                               Foodmaker,  Inc.  (operator and franchiser of
 1761 Hotel Circle So.                                         restaurants)  until January  1997;  Secretary
 San Diego, CA 92108                                           of Foodmaker, Inc. until July 1996.

 Candace L.  Straight (49)   Trustee of each Trust             Private investor and consultant  specializing
 578 E. Passaic Avenue                                         in the insurance industry;  Principal of Head
 Bloomfield, NJ 07003                                          & Company,  LLC  (limited  liability  company
                                                               providing      investment     banking     and
                                                               consulting   services   to   the    insurance
                                                               industry)  until  March  1996;  President  of
                                                               Integon  Corporation    (marketer   of   life
                                                               insurance,  annuities,  and  property  and
                                                               casualty   insurance),   1990-1992;  Director
                                                               of Drake  Holdings  (U.K.  motor  insurer)
                                                               until June 1996.

 Daniel J. Sullivan (57)     Vice President of each Trust      Senior  Vice   President  of  N&B  Management
                                                               since 1992; prior thereto,  Vice President of
                                                               N&B  Management;   Vice  President  of  eight
                                                               other mutual  funds for which N&B  Management
                                                               acts as investment manager or administrator.

                                                     39


 Name, Address               Positions Held                    Principal
 AND AGE(1)                  WITH THE TRUSTS                   OCCUPATION(S) (2)
 ----------                  ---------------                   -----------------

 Michael J. Weiner (49)      Vice   President  and  Principal  Senior  Vice   President  of  N&B Management
                             Financial Officer of each Trust   since 1992; Treasurer of N&B Management from
                                                               1992  to   1996;    prior    thereto,   Vice
                                                               President and   Treasurer of N&B  Management
                                                               and Treasurer of   certain  mutual funds for
                                                               which N&B  Management    acted as investment
                                                               adviser;   Vice  President    and  Principal
                                                               Financial  Officer of eight    other  mutual
                                                               funds  for   which  N&B  Management  acts as
                                                               investment manager or administrator.

 Claudia A. Brandon (40)     Secretary of each Trust           Vice President of N&B  Management;  Secretary
                                                               of eight  other  mutual  funds  for which N&B
                                                               Management  acts  as  investment  manager  or
                                                               administrator.

 Richard Russell (50)        Treasurer      and     Principal  Vice President of N&B Management  since 1993;
                             Accounting Officer of each Trust  prior  thereto,  Assistant  Vice President of

                                                               N&B   Management;   Treasurer   and  Principal
                                                               Accounting Officer of eight other mutual funds
                                                               for which N&B  Management  acts as  investment
                                                               manager or administrator.

 Stacy Cooper-Shugrue (33)   Assistant   Secretary   of  each  Assistant  Vice  President of N&B  Management
                             Trust                             since 1993;  prior  thereto,  employee of N&B
                                                               Management; Assistant Secretary of eight other
                                                               mutual funds for which N&B Management  acts as
                                                               investment manager or administrator.

                                                     40

 Name, Address               Positions Held                    Principal
 AND AGE(1)                  WITH THE TRUSTS                   OCCUPATION(S) (2)
 ----------                  ---------------                   -----------------

 C. Carl Randolph (59)       Assistant   Secretary   of  each  Principal  of  Neuberger & Berman since 1992;
                             Trust                             prior   thereto,   employee  of  Neuberger  &
                                                               Berman;  Assistant  Secretary  of eight  other
                                                               mutual funds for which N&B Management  acts as
                                                               investment manager or administrator.

 Barbara DiGiorgio (38)      Assistant   Treasurer   of  each  Assistant  Vice  President of N&B  Management
                             Trust                             since 1993;  prior  thereto,  employee of N&B
                                                               Management; Assistant Treasurer of eight other
                                                               mutual funds for which N&B Management  acts as
                                                               investment manager or administrator.

 Celeste Wischerth (36)      Assistant   Treasurer   of  each  Assistant  Vice  President of N&B  Management
                             Trust                             since 1994;  prior  thereto,  employee of N&B
                                                               Management; Assistant Treasurer of eight other
                                                               mutual funds for which N&B Management  acts as
                                                               investment manager or administrator.


--------------------

(1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, NY 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" of each Trust within the meaning of the 1940 Act. Messrs. Egener and Giuliano are interested persons by virtue of the fact that they are officers and directors of N&B Management and principals of Neuberger & Berman.

                  The Trust's Trust Instrument and Managers Trust's Declaration of Trust provide that each such Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the

Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, or by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

                  For the fiscal year ended October 31, 1996, trustees' fees and expenses aggregating $30,039, $15,163 and $11,290 were paid and accrued by Neuberger & Berman MUNICIPAL MONEY Fund and Portfolio, Neuberger & Berman
MUNICIPAL SECURITIES Trust and Portfolio, and Neuberger & Berman NEW YORK INSURED INTERMEDIATE Fund and Portfolio, respectively, to Fund and Portfolio Trustees who were not affiliated with N&B Management or Neuberger & Berman.

                  The following table sets forth information concerning the compensation of the trustees and officers of the Trust. None of the Neuberger & Berman Funds(R) has any retirement plan for its trustees or officers.

                              TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 10/31/96
                         ------------------------------

  Name and Position        Aggregate             Total Compensation
  With The Trust           Compensation          from Trusts in the
  -----------------        From The Trust        Neuberger & Berman
                           --------------        Funds Complex Paid
                                                 To Trustees
                                                 ------------------

 John Cannon                $14,758               $31,000
 Trustee                                          (2 other investment
                                                  companies)

 Charles DeCarlo            $17,222               $35,000
 Trustee (retired 12/96)                          (2 other investment companies)

 Stanley Egener             $     0               $      0
 Chairman of the Board,
 Chief Executive                                  (9 other investment companies)
 Officer, and Trustee


 Theodore P. Giuliano       $     0               $      0
 President and Trustee                            (2 other investment companies)

  Name and Position        Aggregate             Total Compensation
  With The Trust           Compensation          from Trusts in the
  -----------------        From The Trust        Neuberger & Berman
                           --------------        Funds Complex Paid
                                                 To Trustees
                                                 ------------------

 Barry Hirsch               $17,468               $35,500
 Trustee                                          (2 other investment companies)

 Robert A. Kavesh           $14,758               $31,000
 Trustee                                          (2 other investment companies)

 Harold R. Logan            $15,005               $30,500
 Trustee (retired 12/96)                          (2 other investment companies)

 William E. Rulon           $15,005               $30,500
 Trustee                                          (2 other investment companies)

 Candace L. Straight        $14,758               $30,500
 Trustee                                          (2 other investment companies)


                  At January 14, 1997, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of MUNICIPAL MONEY. As of that date, such trustees and officers, as a group, owned 3.00% and 11.03% of MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE, respectively.


               INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

                  Because all of the Funds' net investable assets are invested in their corresponding Portfolios, the Funds do not need an investment manager. N&B Management serves as the Portfolios' investment manager pursuant to a management agreement with Managers Trust, on behalf of the Portfolios, dated as of July 2, 1993 ("Management Agreement"). The Management Agreement was approved by the holders of the interests in the Portfolios (except Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio) on July 2, 1993, and by the holders of the interests in Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio on February 1, 1994. Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio was authorized to become subject to the Management Agreement by vote of the Portfolio Trustees on September 30, 1993, and became subject to it on February 1, 1994.

                  The Management Agreement provides, in substance, that N&B Management will make and implement investment decisions for the Portfolios in its discretion and will continuously develop an investment program for the Portfolios' assets. The Management Agreement permits N&B Management to effect securities transactions on behalf of each Portfolio through associated persons of N&B Management. The Management Agreement also specifically permits N&B Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolios, although N&B Management has no current plans to pay a material amount of such compensation.

                  N&B Management provides to each Portfolio, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. N&B Management pays all salaries, expenses, and fees of the officers, trustees, and employees of Managers Trust who are officers, directors, or employees of N&B Management. Two officers and directors of N&B Management (who also are principals of Neuberger & Berman) presently serve as trustees and officers of the Trusts. See "Trustees and Officers." Each Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets, as described in the Prospectus.

                  N&B Management provides similar facilities, services, and personnel to each Fund pursuant to an administration agreement with the Trust dated July 2, 1993 ("Administration Agreement"). NEW YORK INSURED INTERMEDIATE was authorized to become subject to the Administration Agreement by vote of the Fund Trustees on September 30, 1993, and became subject to it on February 1, 1994. For such administrative services, each Fund pays N&B Management a fee based on the Fund's average daily net assets, as described in the Prospectus.

                  Under the Administration Agreement, N&B Management also provides to each Fund and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent. N&B Management provides the direct shareholder services specified in the Administration Agreement, assists the shareholder servicing agent in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities, solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

                  From time to time, N&B Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

                  For the fiscal years ended October 31, 1996,  1995,  and 1994,
(1) MUNICIPAL SECURITIES accrued advisory or management and administration fees of $215,161, $225,079, and $407,968, respectively, and (2) MUNICIPAL MONEY Fund accrued advisory or management and administration fees of $832,011, $772,483, and $823,482, respectively. For the fiscal years ended October 31, 1996 and 1995 and the fiscal period from February 1, 1994 (commencement of operations) through October 31, 1994, NEW YORK INSURED INTERMEDIATE accrued management and administration fees of $52,745, $58,306 and $56,483, respectively.

                  As noted in the Prospectus under "Management and Administration -- Expenses," N&B Management has voluntarily undertaken to reimburse each of MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE for its Operating Expenses (including fees under the Administration Agreement) and the pro rata share of its corresponding Portfolio's Operating Expenses (including fees under the Management Agreement) that exceed, in the aggregate 0.65% per annum of the Fund's average daily net assets. Operating Expenses exclude interest, taxes, brokerage commissions, and extraordinary expenses. N&B Management can terminate each undertaking by giving the Fund at least 60 days' prior written notice. For the fiscal years ended October 31, 1996, 1995, and 1994, MUNICIPAL SECURITIES was reimbursed for its expenses in the amounts of $160,411, $145,086, and $140,055, respectively. For the fiscal years ended October 31, 1996 and 1995 and the fiscal period ended October 31, 1994, N&B Management reimbursed NEW YORK INSURED INTERMEDIATE $133,004, $134,191, and $100,692, respectively.

                  Prior to May 1, 1995, the shareholder services described above were provided pursuant to a separate agreement between the Trust and N&B Management. As compensation for these services, each Fund paid N&B Management a monthly fee calculated at the annual rate of 0.02% of the average daily net assets of the Fund. Before February 1, 1994, the monthly fee paid by MUNICIPAL MONEY and MUNICIPAL SECURITIES to N&B Management was calculated at an annual rate of $6.00 per shareholder account. For the period November 1, 1994 to April 30, 1995 and for the fiscal year ended October 31, 1994, MUNICIPAL MONEY paid $15,415, and $26,499, respectively, and MUNICIPAL SECURITIES paid $4,376, and $12,704, respectively, for these services. For the fiscal period ended October 31, 1994 and for the period from November 1, 1994 to April 30, 1995, NEW YORK INSURED INTERMEDIATE paid $2,257 and $1,226, respectively, for these services.

                  The Management Agreement continues with respect to each Portfolio for a period of two years after the date the Portfolio became subject thereto. The Management Agreement is renewable thereafter from year to year with respect to each Portfolio, so long as its continuance is approved at least annually (1) by the vote of a majority of the Portfolio Trustees who are not "interested persons" of N&B Management or Managers Trust ("Independent Portfolio Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Portfolio Trustees or by a 1940 Act majority vote of the outstanding shares in that Portfolio. The Administration Agreement continues with respect to each Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of N&B Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

                  The Management Agreement is terminable, without penalty, with respect to a Portfolio on 60 days' written notice either by Managers Trust or by N&B Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by N&B Management or by the Trust. Each Agreement terminates automatically if it is assigned.

SUB-ADVISER
-----------

                  N&B Management retains Neuberger & Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Portfolio pursuant to a sub-advisory agreement dated July 2, 1993 ("Sub-Advisory Agreement"). The Sub-Advisory Agreement was approved by the holders of the interests in the Portfolios (except Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio) on July 2, 1993 and by the holders of the interests in Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio on February 1, 1994. Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio was authorized to become subject to the Sub-Advisory Agreement by vote of the Portfolio Trustees on September 30, 1993, and became subject to it on February 1, 1994.

                  The Sub-Advisory Agreement provides in substance that Neuberger & Berman will furnish to N&B Management, upon reasonable request, the same type of investment recommendations and research that Neuberger & Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, N&B Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger & Berman. This staff consists of approximately fourteen investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with N&B Management. The Sub-Advisory Agreement provides that N&B Management will pay for the services rendered by Neuberger & Berman based on the direct and indirect costs to Neuberger & Berman in connection with those services. Neuberger & Berman also serves as a sub-adviser for all of the other mutual funds managed by N&B Management.

                  The Sub-Advisory Agreement continues with respect to each Portfolio for a period of two years after the date the Portfolio became subject thereto, and is renewable thereafter from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Portfolio by the Portfolio Trustees or a 1940 Act majority vote of the outstanding interests in that Portfolio, by N&B Management, or by Neuberger & Berman on not less than 30 nor more than 60 days' written notice. The Sub-Advisory Agreement also terminates automatically with respect to each Portfolio if it is assigned or if the Management Agreement terminates with respect to that Portfolio.

                  Most money managers that come to the Neuberger & Berman organization have at least fifteen years experience. Neuberger & Berman and N&B Management employ experienced professionals that work in a competitive environment.

INVESTMENT COMPANIES MANAGED
----------------------------

                  N&B Management currently serves as investment manager of the following investment companies. As of December 31, 1996, these companies, along with one other investment company advised by Neuberger & Berman, had aggregate net assets of approximately $15.2 billion, as shown in the following list:


                                                                                     Approximate
                                                                                    Net Assets at
Name                                                                              December 31,1996
----                                                                              ----------------

Neuberger & Berman Cash Reserves Portfolio..........................................$499,989,187
      (investment portfolio for Neuberger & Berman Cash Reserves)

Neuberger & Berman Government Money Portfolio.......................................$402,843,399
      (investment portfolio for Neuberger & Berman Government Money Fund)

Neuberger & Berman Limited Maturity Bond Portfolio..................................$272,342,178
      (investment  portfolio for  Neuberger & Berman  Limited  Maturity
      Bond Fund and  Neuberger & Berman  Limited
      Maturity Bond Trust)




                                                                                     Approximate
                                                                                    Net Assets at
Name                                                                              December 31,1996
----                                                                              ----------------

Neuberger & Berman Ultra Short Bond Portfolio........................................$89,819,435
      (investment  portfolio  for  Neuberger & Berman Ultra Short Bond
      Fund and Neuberger & Berman Ultra Short Bond Trust)

Neuberger & Berman Municipal Money Portfolio........................................$135,494,410
      (investment portfolio for Neuberger & Berman Municipal Money Fund)

Neuberger & Berman Municipal Securities Portfolio....................................$38,634,808
      (investment portfolio for Neuberger & Berman Municipal Securities Trust)

Neuberger & Berman New York Insured Intermediate
      Portfolio ......................................................................$9,877,137
      (investment portfolio for Neuberger & Berman New York Insured
      Intermediate Fund)

Neuberger & Berman Focus Portfolio................................................$1,260,252,029
      (investment  portfolio  for  Neuberger & Berman Focus Fund,
      Neuberger & Berman Focus Trust,  and Neuberger & Berman Focus Assets)

Neuberger & Berman Genesis Portfolio................................................$398,343,946
      (investment  portfolio for Neuberger & Berman Genesis Fund,
      Neuberger & Berman Genesis Trust,  and Neuberger
      & Berman Genesis Assets)

Neuberger & Berman Guardian Portfolio.............................................$7,071,702,448
      (investment  portfolio  for  Neuberger  & Berman  Guardian  Fund,
      Neuberger  & Berman  Guardian  Trust,  and
      Neuberger & Berman Guardian Assets)

Neuberger & Berman International Portfolio...........................................$73,377,704
      (investment portfolio for Neuberger & Berman International Fund)

Neuberger & Berman Manhattan Portfolio..............................................$574,606,109
      (investment  portfolio  for  Neuberger & Berman  Manhattan  Fund,
      Neuberger & Berman  Manhattan  Trust,  and
      Neuberger & Berman Manhattan Assets)

Neuberger & Berman Partners Portfolio.............................................$2,405,865,742
      (investment  portfolio  for  Neuberger  & Berman  Partners  Fund,
      Neuberger  & Berman  Partners  Trust,  and
      Neuberger & Berman Partners Assets)


                                                                                     Approximate
                                                                                    Net Assets at
Name                                                                              December 31,1996
----                                                                              ----------------

Neuberger & Berman Socially Responsive
      Portfolio ....................................................................$188,366,394
      (investment  portfolio for Neuberger & Berman Socially  Responsive
      Fund and Neuberger & Berman NYCDC Socially
      Responsive Trust)

Advisers Managers Trust (six series)...............................................$1,695,378,078



                  In addition, Neuberger & Berman serves as investment adviser to one investment company, Plan Investment Fund, with assets of $70,276,858 at December 31, 1996.

                  The investment decisions concerning the Portfolios and the other mutual funds managed by N&B Management (collectively, "Other N&B Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other N&B Funds differ from the Portfolios. Even where the investment objectives are similar, however, the methods used by the Other N&B Funds and the Portfolios to achieve their objectives may differ. The investment results achieved by all of the funds managed by N&B Management have varied from one another in the past and are likely to vary in the future.

                  There may be occasions when a Portfolio and one or more of the Other N&B Funds or other accounts managed by Neuberger & Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Portfolio, in other cases it is believed that a Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Portfolio Trustees that the desirability of the Portfolios' having their advisory arrangements with N&B Management outweighs any disadvantages that may result from contemporaneous transactions.

MANAGEMENT AND CONTROL OF N&B MANAGEMENT
----------------------------------------

                  The directors and officers of N&B Management, all of whom have offices at the same address as N&B Management, are Richard A. Cantor, Chairman of the Board and director; Stanley Egener, President and director; Theodore P. Giuliano, Vice President and director; Michael M. Kassen, Vice President and director; Irwin Lainoff, director; Lawrence Zicklin, director; Daniel J.
Sullivan, Senior Vice President; Peter E. Sundman, Senior Vice President; Michael J. Weiner, Senior Vice President; Claudia A. Brandon, Vice President; Patrick T. Byrne, Vice President; William Cunningham, Vice President; Clara Del Villar, Vice President; Mark R. Goldstein, Vice President; Michael Lamberti, Vice President; Josephine P. Mahaney, Vice President; Ellen Metzger, Vice

President and Secretary; Paul Metzger, Vice President; Janet W. Prindle, Vice President; Felix Rovelli, Vice President; Richard Russell, Vice President; Kent
C. Simons, Vice President; Frederick B. Soule, Vice President; Judith M. Vale, Vice President; Susan Walsh, Vice President, Thomas Wolfe, Vice President; Andrea Trachtenberg, Vice President of Marketing; Robert Conti, Treasurer; Stacy Cooper-Shugrue, Assistant Vice President; Barbara DiGiorgio, Assistant Vice President; Roberta D'Orio, Assistant Vice President; Joseph G. Galli, Assistant Vice President; Robert I. Gendelman, Assistant Vice President; Leslie Holliday-Soto, Assistant Vice President; Jody L. Irwin, Assistant Vice President; Carmen G. Martinez, Assistant Vice President; Joseph S. Quirk, Assistant Vice President; Kevin L. Risen, Assistant Vice President; Susan Switzer, Assistant Vice President; and Celeste Wischerth, Assistant Vice President, KimMarie Zamot, Assistant Vice President; and Loraine Olavarria, Assistant Secretary. Messrs. Cantor, Egener, Gendelman, Giuliano, Lainoff, Zicklin, Goldstein, Kassen, Risen, Simons and Sundman and Mmes. Prindle and Vale are principals of Neuberger & Berman.

                  Mr. Giuliano and Mr. Egener are trustees and officers, and Messrs. Sullivan, Weiner, and Russell and Mmes. Brandon, Cooper-Shugrue, DiGiorgio and Wischerth are officers, of each Trust. C. Carl Randolph, a principal of Neuberger & Berman, also is an officer of each Trust.

                  All of the outstanding voting stock in N&B Management is owned by persons who are also principals of Neuberger & Berman.


                     DISTRIBUTION ARRANGEMENTS

                  N&B Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

                  The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer to the Funds' shareholders any investment products or services other than those managed or distributed by N&B Management or Neuberger & Berman.

                  The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement that continues until July 2, 1997. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on its assignment, in the same manner as the Management Agreement.

                         ADDITIONAL PURCHASE INFORMATION

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

                  Shareholders may arrange to have a fixed amount automatically invested in shares of MUNICIPAL SECURITIES or NEW YORK INSURED INTERMEDIATE each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which N&B
Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

                  Automatic investing enables a shareholder in MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of shares in those Funds generally would be lower than it would be if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION

                  As more fully set forth in the section of the Prospectus entitled "Shareholder Services -- Exchange Privilege," shareholders may redeem at least $1,000 worth of a Fund's shares and invest the proceeds in shares of one or more of the other Funds or the Equity or Income Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met.

EQUITY FUNDS
------------

Neuberger & Berman                          Seeks long-term capital appreciation
Focus Fund                                  through investments  principally  in
                                            in common  stocks  selected  from 13
                                            multi-industry economic sectors. The
                                            corresponding   portfolio   uses   a
                                            value-oriented  approach  to  select
                                            individual   securities   and   then
                                            focuses  its   investments   in  the
                                            sectors  in  which  the  undervalued
                                            stocks are  clustered.  Through this
                                            approach,   90%  or   more   of  the
                                            portfolio's investments are normally
                                            made in not more than six
                                            sectors.

 Neuberger & Berman                         Seeks capital  appreciation  through
 Genesis Fund                               investments   primarily   in  common
                                            stocks  of   companies   with  small
                                            market  capitalizations (i.e., up to
                                            $1.5  billion)  at the  time  of the
                                            Portfolio's     investment.      The
                                            corresponding   portfolio   uses   a
                                            value-oriented   approach   to   the
                                            selection of individual  securities.

Neuberger & Berman                          Seeks capital  appreciation  through
Guardian Fund                               investments   primarily  in   common
                                            stocks     of      long-established,
                                            high-quality   companies   that  N&B
                                            Management        believes       are
                                            well-managed.    The   corresponding
                                            portfolio   uses  a   value-oriented
                                            approach   to   the   selection   of
                                            individual    securities.    Current
                                            income is a secondary objective. The
                                            fund (or its  predecessor)  has paid
                                            its  shareholders an income dividend
                                            every  quarter,  and a capital  gain
                                            distribution  every year,  since its
                                            inception  in 1950,  although  there
                                            can be no assurance  that it will be
                                            able to continue to do so.

Neuberger & Berman                          Seeks long-term capital appreciation
International Fund                          through  investments  primarily in a
                                            diversified   portfolio   of  equity
                                            securities   of   foreign   issuers.
                                            Assets  will  be   allocated   among
                                            economically  mature  countries  and
                                            emerging industrialized countries.

Neuberger  &  Berman                        Seeks capital appreciation,  without
Manhattan Fund                              regard    to     income,     through
                                            investments  generally in securities
                                            of     small-,      medium-,     and
                                            large-capitalization  companies that
                                            N&B  Management  believes  have  the
                                            maximum   potential  for  increasing
                                            total   NAV.    The    corresponding
                                            portfolio's  "growth at a reasonable
                                            price" investment  approach involves
                                            greater   risks  and   share   price
                                            volatility than programs that invest
                                            in   securities    thought   to   be
                                            undervalued.

Neuberger  &  Berman
Partners Fund                               Seeks  capital   growth  through  an
                                            investment approach that is designed
                                            to increase  capital with reasonable
                                            risk. Its  investment  program seeks
                                            securities     believed     to    be
                                            undervalued    based    on    strong
                                            fundamentals    such    as   a   low
                                            price-to-earnings  ratio, consistent
                                            cash flow,  and the company's  track
                                            record  through  all  parts  of  the
                                            market  cycle.   The   corresponding
                                            portfolio  uses  the  value-oriented
                                            investment approach to the selection
                                            of individual securities.

Neuberger & Berman                          Seeks long-term capital appreciation
Socially Responsive                         through  investments   primarily  in
Fund                                        securities  of  companies  that meet
                                            both financial and social criteria.


INCOME FUNDS
------------

Neuberger & Berman
Government Money Fund                       A U.S.  Government money market fund
                                            seeking maximum safety and liquidity
                                            and the  highest  available  current
                                            income. The corresponding  portfolio
                                            invests   only  in   U.S.   Treasury
                                            obligations  and other money  market
                                            instruments backed by the full faith
                                            and credit of the United States.  It
                                            seeks   to   maintain   a   constant
                                            purchase  and  redemption  price  of
                                            $1.00.

Neuberger & Berman
Cash Reserves                               A  money  market  fund  seeking  the
                                            highest  current  income  consistent
                                            with  safety  and   liquidity.   The
                                            corresponding  portfolio  invests in
                                            high-quality       money      market
                                            instruments.  It seeks to maintain a
                                            constant   purchase  and  redemption
                                            price of $1.00.

Neuberger  & Berman
Ultra Short Bond Fund                       Seeks current  income,  with minimal
                                            risk  to  principal  and  liquidity.
                                            Ultra    Short    Bond    Fund   The
                                            corresponding  portfolio  invests in
                                            money   market    instruments    and
                                            investment  grade debt securities of
                                            government    and     non-government
                                            issuers.   Maximum   dollar-weighted
                                            average   duration   of  two  years.

Neuberger & Berman
Limited Maturity Bond Fund                  Seeks  the  highest  current  income
                                            consistent    with   low   risk   to
                                            principal   and    liquidity;    and
                                            secondarily,   total   return.   The
                                            corresponding  portfolio  invests in
                                            debt      securities,      primarily
                                            investment grade;  maximum 10% below
                                            investment  grade, but no lower than
                                            B.1/ Maximum dollar-weighted average
                                            duration of four years.

                  Any Fund described herein, and any of the Other N&B Funds, may terminate or modify its exchange privilege in the future.

                  Fund shareholders who are considering exchanging shares into any of the Equity or Income Funds should note that (1) like the Funds, the Income Funds are series of the Trust, (2) the Equity Funds are series of a Delaware business trust (named "Neuberger & Berman Equity Funds") that is registered with the SEC as an open-end management investment company, (3) each of the Equity and Income Funds invests all of its net investable assets in a corresponding portfolio that has an investment objective, policies, and limitations identical to those of the fund.

                  Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. The Income Funds share a prospectus with the Funds, while the Equity Funds share a separate prospectus. An exchange is treated as a sale for federal income tax purposes, and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

                  There can be no assurance that MUNICIPAL MONEY, Neuberger & Berman Cash Reserves, or Neuberger & Berman Government Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption share price of $1.00, will be able to maintain that price. An investment in any

----------------
         1/ As rated by Moody's or S&P or, if unrated by either of those entities, deemed by N&B Management to be of comparable quality.

of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

                  The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the New York Stock Exchange ("NYSE") is closed (other than weekend and holiday closings), (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for its corresponding Portfolio to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND
-------------------

                  Each Fund reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part by securities valued as described under "Share Prices and Net Asset Value" in the Prospectus. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transactions costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

                  Each Fund distributes to its shareholders amounts equal to substantially all of its share of any net investment income (after deducting expenses incurred directly by the Fund) and any net realized capital gains (both long-term and short-term) earned by its corresponding Portfolio. A Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses but does not include net realized or unrealized capital gains and losses. Net investment income and net capital gains and losses are reflected in a Portfolio's NAV (and, hence, its corresponding Fund's NAV) until they are distributed. MUNICIPAL MONEY calculates its net investment income and share price as of noon (Eastern time) on each Business Day; MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE calculate their net investment income and share price as of the close of regular trading on the NYSE on each Business Day (usually 4 p.m. Eastern time).

                  Income dividends are declared daily; dividends declared for each month are paid on the last Business Day of the month. Shares of MUNICIPAL MONEY begin earning income dividends on the Business Day the proceeds of the purchase order are converted into "federal funds" and continue to earn dividends through the Business Day before they are redeemed; shares of MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE begin earning income dividends on the Business Day after the proceeds of the purchase order have been converted to "federal funds" and continue to earn dividends through the Business Day they are redeemed. Distributions of net realized capital gains, if any, normally are paid by MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE once annually, in December.

                  Dividends and other distributions are automatically reinvested in additional shares of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid through an electronic transfer to a bank account designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

                  A cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder or if checks remain uncashed for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing of his or her correct address and requests in writing that the cash election be reinstated.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS
---------------------

                  In order to continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or Hedging Instruments that were held for less than three months ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year,
(i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

                  In addition, in order to be able to pay "exempt-interest dividends" to its shareholders, each Fund must (and intends to continue to) satisfy the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code. "Exempt-interest" dividends constitute the portion of the aggregate dividends (not including capital gain distributions), as designated by a Fund, equal to the excess of the Fund's excludable interest over certain amounts disallowed as deductions. The shareholders' treatment of dividends from a Fund under local and state income tax laws may differ from the treatment thereof under the Code.

                  MUNICIPAL MONEY and MUNICIPAL SECURITIES have received rulings from the Service that each Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC and to pay "exempt-interest" dividends to its shareholders. Although these rulings may not be relied on as precedent by NEW YORK INSURED INTERMEDIATE, N&B Management believes that the reasoning thereof, and hence this conclusion, apply to this Fund as well.

                  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its (taxable) ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

                  See the next section for a discussion of the tax  consequences
(1) to MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE of hedging and certain other transactions engaged in by their corresponding Portfolios and (2) to all the Funds of certain other matters involving the Portfolios.

TAXATION OF THE PORTFOLIOS
--------------------------

                  Neuberger & Berman MUNICIPAL MONEY Portfolio and Neuberger & Berman MUNICIPAL SECURITIES Portfolio have received rulings from the Service to the effect that, among other things, each Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." Although this ruling may not be relied on as precedent by Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio, N&B Management believes the reasoning thereof and, hence, this conclusion apply to that Portfolio as well. As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to Delaware or New York income or franchise tax.

                  Because each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund qualifies as a RIC and to pay "exempt-interest" dividends to its shareholders, each Portfolio intends to continue to conduct its operations so that its corresponding Fund will be able to continue to satisfy all those requirements.

                  Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables, and (4) gain (and, in certain situations, loss) may be recognized on an in-kind distribution by the Portfolio. A Fund's basis for its interest in its corresponding Portfolio generally equals the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income (including tax-exempt income) and capital gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

                  The use by Neuberger & Berman MUNICIPAL SECURITIES Portfolio and NEW YORK INSURED INTERMEDIATE Portfolio of hedging strategies, such as writing (selling) and purchasing Hedging Instruments, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Portfolios realize in connection therewith. For each of these Portfolios, gains from Hedging Instruments derived with respect to its business of investing in securities will qualify as permissible income for its corresponding Fund under the Income Requirement. However, income from the disposition by a Portfolio of Hedging Instruments will be subject to the Short-Short Limitation for its corresponding Fund if they are held for less than three months.

                  If Neuberger & Berman MUNICIPAL SECURITIES Portfolio or Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether its corresponding Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each of these Portfolios will consider whether it should seek to satisfy those requirements to enable its corresponding Fund to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not so qualify, it may be forced to defer the closing out of certain Hedging Instruments beyond the time when it otherwise would be advantageous to do so, in order for its corresponding Fund to continue to qualify as a RIC.

                  Exchange-traded Futures Contracts and listed options thereon constitute "Section 1256 contracts." Section 1256 contracts are required to be marked to market (that is, treated as having been sold at market value) at the end of a Portfolio's taxable year. Sixty percent of any gain or loss recognized as a result of these "deemed sales," and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss.

                  Each  Portfolio  may  invest  in  municipal   bonds  that  are
purchased with market discount (that is, at a price less than the bond's principal amount or, in the case of a bond that was issued with original issue discount ("OID"), at a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a Portfolio (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                  Each Portfolio may acquire zero coupon or other municipal securities issued with OID. As a holder of those securities, each Portfolio (and, through it, its corresponding Fund) must take into account the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income plus its share of its corresponding Portfolio's accrued tax-exempt OID to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash its corresponding Portfolio actually receives. Those distributions will be made from a Fund's (or its share of its corresponding Portfolio's) cash assets or, if necessary, from the proceeds of sales of that Portfolio's securities. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its corresponding Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce a Portfolio's ability to sell other securities, or certain Hedging Instruments, held for less than three months, that it might wish to sell in the ordinary course of its portfolio management.

TAXATION OF THE FUNDS' SHAREHOLDERS
-----------------------------------

                  Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisers before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of those bonds.

                  If MUNICIPAL SECURITIES or NEW YORK INSURED INTERMEDIATE shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and the allowed portion of the loss, if any, will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

                  Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

                  If a Portfolio invests in any instruments that generate taxable interest income, under the circumstances described in the Prospectus, distributions by its corresponding Fund attributable to that interest will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits. Similarly, if a Portfolio realizes capital gain as a result of market transactions, any distribution by its corresponding Fund attributable to that gain will be taxable to the Fund's shareholders. There may be additional federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as "S" corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Fund.

                  Each Fund is required to withhold 31% of all taxable dividends, and MUNICIPAL SECURITIES and NEW YORK INSURED INTERMEDIATE are required to withhold 31% of all capital gain distributions and redemption proceeds, payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

                  As described under "How to Sell Shares" in the Prospectus, a Fund may close a shareholder's account with the Fund and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to reestablish the minimum balance after being given the opportunity to do so.

                  NEW YORK STATE AND NEW YORK CITY INCOME TAXES. The portion of NEW YORK INSURED INTERMEDIATE's exempt-interest dividends equal to the proportion which Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio's interest on New York Municipal Securities bears to all of the Portfolio's tax-exempt interest (whether or not distributed) also will be exempt from New York State and New York City personal income taxes. Shareholders subject to income taxation in states other than New York will realize a lower after-tax rate of return than New York shareholders because the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states.

                  Interest on indebtedness incurred or continued to purchase or carry the Fund's shares is not deductible for New York State and New York City personal income tax purposes to the extent attributable to interest income exempt from New York State and New York City personal income taxes. Tax-exempt dividends paid to a corporate shareholder will be subject to the New York State corporate franchise tax and New York City general corporation tax.

                        VALUATION OF PORTFOLIO SECURITIES

                  Neuberger & Berman MUNICIPAL MONEY Portfolio relies on Rule 2a-7 under the 1940 Act to use the amortized cost method of valuation to enable its corresponding Fund to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. Although Neuberger & Berman MUNICIPAL MONEY Portfolio's reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Fund, under most conditions, to maintain a stable $1.00 share price, there can be no assurance it will be able to do so. An investment in the Fund, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

                             PORTFOLIO TRANSACTIONS

                  Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Portfolios typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

                  In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Portfolio seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, N&B Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. N&B Management also may consider the brokerage and research services that broker-dealers provide to the Portfolio or N&B Management. Under certain conditions, a Portfolio may pay higher brokerage commissions in return for brokerage and research services, although no Portfolio has a current arrangement to do so. In any case, each Portfolio may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

                  During the fiscal year ended October 31, 1996, no Portfolio acquired securities of its "regular brokers or dealers" (as defined in the 1940
Act). At October 31, 1996, no Portfolio held any securities of its "regular brokers or dealers."

                  No affiliate of any Portfolio receives give-ups or reciprocal business in connection with its portfolio transactions. No Portfolio effects transactions with or through broker-dealers in accordance with any formula or for selling shares of a Fund. However, broker-dealers who effect or execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger & Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Portfolio unless an appropriate exemption is available.

PORTFOLIO TURNOVER
------------------

                  Neuberger & Berman MUNICIPAL SECURITIES Portfolio and Neuberger & Berman NEW YORK INSURED INTERMEDIATE Portfolio calculate a portfolio turnover rate by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Portfolio during the fiscal year other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less by (2) the month-end average value of such securities owned by the Portfolio during the fiscal year.

                            REPORTS TO SHAREHOLDERS

                  Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund and for its corresponding Portfolio. Each Fund's statements show the investments owned by its corresponding Portfolio and the market values thereof and provide other information about the Fund and its operations, including the Fund's beneficial interest in its corresponding Portfolio.

                                  ORGANIZATION

         The predecessors of MUNICIPAL MONEY and MUNICIPAL SECURITIES were converted into separate series of the Trust on July 2, 1993; these conversions were approved by the shareholders of the predecessors of these Funds in April 1993.


                          CUSTODIAN AND TRANSFER AGENT

                  Each Fund and Portfolio has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger & Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

                              INDEPENDENT AUDITORS

                  Each Fund and Portfolio has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements.

                                 LEGAL COUNSEL

                  Each Fund and Portfolio has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as its legal counsel.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth the name, address, and percentage of ownership of each person who was known by each Fund to own beneficially or of record 5% or more of that Fund's outstanding shares at January 14, 1997:


                                   Name And Address:                            Percentage of
                                   -----------------                            Ownership at
                                                                                January 14, 1997
                                                                                ----------------

 MUNICIPAL MONEY:                  Neuberger & Berman*                          86.85%
                                   11 Broadway
                                   New York, NY  10004

 MUNICIPAL SECURITIES:             Neuberger & Berman*                          17.14%
                                   11 Broadway
                                   New York, NY  10004

                                   Charles Schwab & Co., Inc.*                  11.72%
                                   Attn: Mutual Funds Dept.
                                   101 Montgomery Street
                                   San Francisco, CA  94104-4122

 NEW YORK INSURED INTERMEDIATE:    Neuberger & Berman*                          18.93%
 -----------------------------     11 Broadway
                                   Attn: Operations Control
                                   New York, NY  10004-1303

                                   Charles Schwab & Co., Inc.*                  13.74%
                                   101 Montgomery Street
                                   San Francisco, CA  94104-4122

                                   Neuberger & Berman                           11.15%
                                   Management Inc.
                                   Attn:  M. Weiner
                                   605 Third Avenue
                                   2nd Floor
                                   New York, NY  10158-0180

                                   Stanley Egener                               11.03%
                                   605 Third Avenue
                                   New York, NY  10158



* Charles Schwab & Co., Inc. and Neuberger & Berman hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policies to maintain the confidentiality of holdings in their client accounts unless disclosure is expressly required by law.

                             REGISTRATION STATEMENT

                  This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds and Portfolios.

                  Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and in each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

                  The following financial statements and related documents are incorporated herein by reference from the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1996:

                  The Statements of Assets and Liabilities of the Funds and Portfolios, including the Schedules of Investments of the Portfolios, as of October 31, 1996, and the related Statements of Operations for the year then ended, the Statements of Changes in Net Assets for each of the two years in the period then ended, the Financial Highlights for each of the periods indicated therein, the notes to each of the foregoing for the fiscal year ended October 31, 1996, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger & Berman Municipal Money Fund and Portfolio, Neuberger & Berman Municipal Securities Trust and Portfolio, and Neuberger & Berman New York Insured Intermediate Fund and Portfolio.

                                                                     Appendix A

             RATINGS OF MUNICIPAL OBLIGATIONS AND COMMERCIAL PAPER

                  S&P MUNICIPAL BOND RATINGS:
                  ---------------------------

                  AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

                  A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                  BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

                  PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                  Moody's Municipal Bond Ratings:
                  -------------------------------

                  Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

                  A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  S&p Municipal Note Ratings:
                  ---------------------------

                  SP-1 - This designation denotes very strong or strong capacity to pay principal and interest. Those issuers determined to possess overwhelming safety characteristics are given a plus (+) designation.

                  SP-2 - This designation denotes satisfactory capacity to pay principal and interest.

                  SP-3 - This designation denotes speculative capacity to pay principal and interest.

                  Moody's Municipal Note Ratings:
                  -------------------------------

                  MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

                  MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample, although not so large as in the preceding group.

                  MIG 3/VMIG 3 - This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                  MIG 4/VMIG 4 - This designation denotes adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

                  The designation VMIG indicates a variable rate demand note.

                  S&P Commercial Paper Ratings:
                  -----------------------------

                  A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

                  A-2 - This designation denotes satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated A-1.

                  Moody's Commercial Paper Ratings:
                  ---------------------------------

                  Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Issuers rated PRIME-2 (or related supporting institutions), also known as P-2, have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  S&P Claims-Paying Ability Ratings of Insurance Companies:
                  ---------------------------------------------------------

                  AAA - Insurers rated AAA offer superior financial security on both an absolute and relative basis. They possess the highest safety and have an overwhelming capacity to meet policyholder obligations.

                  Moody's Financial Strength Ratings Of Insurance Companies:
                  ----------------------------------------------------------

                  Aaa - Insurers rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong positions.

                                                                      APPENDIX B

The Art of Investing:
A Conversation with Roy Neuberger

                           "I firmly believe that if you want to manage your own money, you must be a student of the market. If you are unwilling or unable to do that, find someone else to manage your money for you."


      NEUBERGER & BERMAN

         [THIS PAGE IS BLANK - IT IS AN INSIDE PAGE OF THIS BROCHURE]

[PICTURE OF ROY NEUBERGER]



                During  my more than  sixty-five  years of  buying  and  selling securities, I've been asked many questions about my approach to investing. On the pages that follow are a variety of my thoughts, ideas and investment principles which have served me well over the years. If you gain useful knowledge in the pursuit of profit as well as enjoyment from these comments, I shall be more than content.



                                     \s\ Roy R. Neuberger

                                   YOU'VE BEEN ABLE TO CONDENSE SOME OF THE CHARACTERISTICS OF SUCCESSFUL INVESTING INTO FIVE "RULES." WHAT ARE THEY?


                                   Rule #1: Be flexible. My philosophy has necessarily changed from time to time because of events and because of mistakes. My views change as economic, political, and technological changes occur both on and sometimes off our planet. It is imperative that you be willing to change your thoughts to meet new conditions.


                                   Rule #2: Take your temperament into account. Recognize whether you are by nature very speculative or just the opposite -- fearful, timid of taking risks. But in any event --


Diversify your investments,        Rule  #3:  Be  broad-gauged.  Diversify  your
make sure that some of your        investments,  make  sure  that  some  of your
principal is kept safe, and        principal  is kept safe,  and try to increase
try to increase your income        your income as well as your capital.
as well as your capital.


                                                [PICTURE OF ROY NEUBERGER]







                                   Rule #4: Always remember there are many ways to skin a cat! Ben Graham and David Dodd did it by understanding basic values. Warren Buffet invested his portfolio in a handful of long-term holdings, while staying involved with the companies' managements. Peter Lynch chose to understand, first-hand, the products of many hundreds of the companies he invested in. George Soros showed his genius as a hedge fund investor who could decipher world currency trends. Each has been successful in his own way. But to be successful, remember to-

                                   Rule #5: Be skeptical. To repeat a few well-worn useful phrases:

                                         A. Dig for yourself.
                                         B. Be from Missouri.
                                         C. If it sounds too good to be true, it
                                         probably is.


                                   IN YOUR 65 YEARS OF INVESTING ARE THERE ANY
                                   GENERAL PATTERNS YOU'VE OBSERVED AS TO HOW
                                   THE MARKET BEHAVES?


                                   Every decade that I've been involved with Wall Street has a nuance of its own, an economic and social climate that influences investors. But generally, bull markets tend to be longer than bear markets, and stock prices tend to go up more slowly and erratically than they go down. Bear markets tend to be shorter and of greater intensity. The market rarely rises or declines concurrently with business cycles longer than six months.


                                   AS A LEGENDARY "VALUE INVESTOR," HOW DO YOU
                                   DEFINE VALUE INVESTING?


                                   Value investing means finding the best values
                                   - - either absolute or relative. Absolute means a stock has a low market price relative to its own fundamentals. Relative value means the price is attractive relative to the market as a whole.


                                   COULD YOU DESCRIBE A STOCK WITH "GOOD VALUE"?


                                   A classic example is a company that has a low price to earnings ratio, a low price to book ratio, free cash flow, a strong balance sheet, undervalued corporate assets, unrecognized earnings turnaround and is selling at a discount to private market value.


                                   These characteristics usually lead to companies that are under-researched and have a high degree of inside ownership and entrepreneurial management.

                                   One of my colleagues at Neuberger & Berman says he finds his value stocks either "under a cloud" or "under a rock." "Under a cloud" stocks are those Wall Street in general doesn't like, because an entire industry is out of favor and even the good stocks are being dropped. "Under a rock" stocks are those Wall Street is ignoring, so you have to uncover them on your own.


                                   ARE THERE OTHER KEY CRITERIA YOU USE TO JUDGE STOCKS?


                                   I'm more interested in longer-term trends in earnings than short-term trends. Earnings gains should be the product of long-term strategies, superior management, taking advantage of business opportunities and so on. If these factors are in their proper place, short-term earnings should not be of major concern. Dividends are an important extra because, if they're stable, they help support the price of the stock.


                                   WHAT ABOUT SELLING STOCKS?


                                   Most individual investors should invest for the long term but not mindlessly. A sell discipline, often neglected by investors, is vitally important.


"One should fall in love           One  should  fall in love  with  ideas,  with
with ideas, with people or         people, or with idealism. But in my book, the
with idealism.  But in my          last   thing  to  fall  in  love  with  is  a
book, the last thing to            particular  security.  It is after all just a
fall in love with is a             sheet of paper indicating a part ownership in
particular security."              a   corporation   and  its   use  is   purely
                                   mercenary. If you must love a security, stay in love with it until it gets overvalued;
                                   then let somebody else fall in love.




                                                [PICTURE OF ROY NEUBERGER]

                                   ANY OTHER ADVICE FOR INVESTORS?


                                   I firmly believe that if you want to manage your own money, you must be a student of the market. If you're unwilling or unable to do that, find someone else to manage your money for you. Two options are a well-managed no-load mutual fund or, if you have enough assets for separate account management, a money manager you trust with a good record.


                                   HOW  WOULD   YOU   DESCRIBE   YOUR   PERSONAL
                                   INVESTING STYLE?


                                   Every stock I buy is bought to be sold. The market is a daily event, and I continually review my holdings looking for selling opportunities. I take a profit occasionally on something that has gone up in price over what was expected and simultaneously take losses whenever misjudgment seems evident. This creates a reservoir of buying power that can be used to make fresh judgments on what are the best values in the market at that time. My active investing style has worked well for me over the years, but for most investors I recommend a longer-term approach.


                                   I tend not to worry very must about the day to day swings of the market, which are very hard to comprehend. Instead, I try to be rather clever in diagnosing values and trying to win 70 to 80 percent of the time.


                                   YOU BEGAN INVESTING IN 1929.  WHAT WAS YOUR
                                   EXPERIENCE WITH THE "GREAT CRASH"?

                                   The only money I managed in the Panic of 1929 was my own. My portfolio was down about 12 percent, and I had an uneasy feeling about the market and conditions in general. Those were the days of 10 percent margin. I studied the lists carefully for a stock that was overvalued in my opinion and which I could sell short as a hedge. I came across RCA at about $100 per share. It had recently split 5 for 1 and appeared overvalued. There were no dividends, little income, a low net worth and a weak financial position. I sold RCA short in the amount equal to the dollar value of my long portfolio. It proved to be a timely and profitable move.


                                   HOW  DID  THE  CRASH  OF  1929   AFFECT  YOUR
                                   INVESTING STYLE?


                                   I am prematurely bearish when the market goes up for a long time and everybody is happy because they are richer. I am very bullish when the market has gone down perceptibly and I feel it has discounted any troubles we are going to have.


                                   HOW IMPORTANT ARE PSYCHOLOGICAL FACTORS TO MARKET BEHAVIOR?


                                   There are many factors in addition to economic statistics or security analysis in a buy or sell decision. I believe psychology plays an important role in the Market. Some people follow the crowd in hopes they'll be swept along in the right direction, but if the crowd is late in acting, this can be a bad move.


                                   I like to be contrary. When things look bad, I become optimistic. When everything looks rosy, and the crowd is optimistic, I like to be a seller. Sometimes I'm too early, but I generally profit.


                                   AS A RENOWNED ART COLLECTOR, DO YOU FIND SIMILARITIES BETWEEN SELECTING STOCKS AND SELECTING WORKS OF ART?

                                   Both are an art, although picking stocks is a
                                   minor art compared with  painting,  sculpture
"When things look bad, I           or  literature.  I started  buying art in the
become optimistic.  When           30s,  and in the 40s it was a  daily,  almost
everything looks rosy, and         hourly occurrence.  My inclination to buy the
the crowd is optimistic, I         works of living  artists comes from Van Gogh,
like to be a seller."              who  sold  only  one   painting   during  his
                                   lifetime. He died in poverty, only then to become a legend and have his work sold for millions of dollars.
















                                                [PICTURE OF ROY NEUBERGER]


                                   There are more variables to consider now in both buying art and picking stocks. In the modern stock markets, the heavy use of futures and options has changed the nature of the investment world. In past times, the stock market was much less complicated, as was the art world.


                                   Artists rose and fell on their own merits without a lot of publicity and attention. As more and more dealers are involved with artists, the price of their work becomes inflated. So I almost always buy works of unknown, relatively undiscovered artists, which, I suppose is similar to value investing.


                                   But the big difference in my view of art and stocks is that I buy a stock to sell it and make money. I never bought paintings or sculptures for investment in my life. The objective is to enjoy their beauty.

                                   WHAT DO YOU CONSIDER THE BUSINESS MILESTONES IN YOUR LIFE?


                                   Being a founder of Neuberger & Berman and creating one of the first no-load mutual funds. I started on Wall Street in 1929, and during the depression I managed my own money and that of my clientele. We all prospered, but I wanted to have my own firm. In 1939 I became a founder of Neuberger & Berman, and for about 10 years we managed money for individuals with substantial financial assets. But I also wanted to offer the smaller investor the benefits of professional money management, so in 1950 I created the Guardian Mutual Fund (now known as the Neuberger & Berman Guardian Fund). The Fund was kind of an innovation in its time because it didn't charge a sales commission. I thought the public was being overcharged for mutual funds, so I wanted to create a fund that would be offered directly to the public without a sales charge. Now of course the "no-load" fund business is a huge industry. I managed the Fund myself for over 28 years.


                                                [PICTURE OF ROY NEUBERGER]


                                   YOU'RE IN YOUR NINETIES AND STILL YOU GO INTO
                                   THE   OFFICE   EVERY  DAY  TO   MANAGE   YOUR
                                   INVESTMENTS. WHY?


                                   I like the fun of being nimble in the stock market, and I'm addicted to the market's fascinations.


                                   WHAT CLOSING WORDS OF ADVICE DO YOU HAVE ABOUT INVESTING?


                                   Realize that there are opportunities at all times for the adventuresome investor. And stay in good physical condition. It's a strange thing. You do not dissipate your energies by using them. Exercise your body and your brain every day, and you'll do better in investments and in life.

                                   ROY NEUBERGER:  A BRIEF BIOGRAPHY

                                   Roy Neuberger is a founder of the investment management firm Neuberger & Berman, and a renowned value investor. He is also a recognized collector of contemporary American art, much of which he has given away to museums and colleges across the country.


                                         During the 1920s,  Roy  studied  art in
                                   Paris. When he realized he didn't possess the talent to become an artist, he decided to collect art, and to support this passion, Roy turned to investing -- a pursuit for which his talents have proven more than adequate.


                                   A TALENT FOR INVESTING


                                         Roy  began  his  investment  career  by
                                   joining a brokerage firm in 1929, seven months before the "Great Crash." Just weeks before "Black Monday," he shorted the stock of RCA, thinking it was overvalued. He profited from the falling market and gained a reputation for market prescience and stock selection that has lasted his entire career.


                                   NEUBERGER & BERMAN'S FOUNDING

                                         Roy's investing  acumen  attracted many
                                   people who wished to have him manage their money. In 1939, at the age of 36, after purchasing a seat on the New York Stock Exchange, Roy founded Neuberger & Berman to provide money management services to people who lacked the time, interest or expertise to manage their own assets.

                                   NEUBERGER & BERMAN -- OVER FIVE DECADES OF
                                   GROWTH


                                         Neuberger  & Berman  has grown  through
                                   the years and now manages approximately $30 billion of equity and fixed income assets, both domestic and international, for individuals, institutions, and its family of no-load mutual funds. Today, as when the firm was founded, Neuberger & Berman follows a value approach to investing, designed to enable clients to advance in good markets and minimize losses when conditions are less favorable.

















                                         For more complete information about the
                                         Neuberger  &  Berman   Guardian   Fund,
                                         including   fees  and  expenses,   call
                                         Neuberger   &  Berman   Management   at
                                         800-877-  9700  for a free  prospectus.
                                         Please  read it  carefully,  before you
                                         invest or send money.

                                              Neuberger & Berman Management
                                              Inc.[SERVICE MARK]

                                                   605 Third Avenue, 2nd Floor
                                                   New York, NY  10158-0006
                                                   Shareholder Services
                                                   (800) 877-9700

                                                   [COPYRIGHT SYMBOL]1995
                                                   Neuberger & Berman

                                                PRINTED ON RECYCLED PAPER
                                                    WITH SOY BASED INKS